       As filed with the Securities and Exchange Commission on February 23, 2005
                                                    1933 Act File No. 333-114596
                                                     1940 Act File No. 811-21563

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933         [ ]
                          PRE-EFFECTIVE AMENDMENT NO. 3          [X]
                          POST-EFFECTIVE AMENDMENT NO.           [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940          [ ]
                                 AMENDMENT NO. 3                 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

               EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260
--------------------------------------------------------------------------------

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
--------------------------------------------------------------------------------
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

            MARK P. GOSHKO, ESQ.                   LEONARD B. MACKEY, ESQ.
     KIRKPATRICK & LOCKHART NICHOLSON              CLIFFORD CHANCE US LLP
               GRAHAM LLP                           31 WEST 52ND STREET
             75 STATE STREET                        NEW YORK, NY 10019
       BOSTON, MASSACHUSETTS 02109

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

      It is proposed that this filing will become effective (check appropriate box):
      [X] when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                          PROPOSED     PROPOSED
                              AMOUNT      MAXIMUM      MAXIMUM      AMOUNT OF
                               BEING      OFFERING    AGGREGATE   REGISTRATION
TITLE OF SECURITIES BEING   REGISTERED   PRICE PER    OFFERING        FEES
        REGISTERED             (1)        UNIT (1)    PRICE (1)     (1)(2)(3)
        ----------             ---        --------    ---------     ---------
Common Shares of
Beneficial Interest,
$0.01 par value              23,000,000   $20.00     $460,000,000  $54,142.00

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

(3) A Registration fee of $126.70 was previously paid in connection with the initial filing filed on April 19, 2004.

                      ------------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION


                 PRELIMINARY PROSPECTUS DATED FEBRUARY 23, 2005


PROSPECTUS
                                              SHARES

                           EATON VANCE SHORT DURATION
                            DIVERSIFIED INCOME FUND
                                 COMMON SHARES
                                $20.00 PER SHARE
                                                              (EATON VANCE LOGO)
                             ----------------------

       Eaton Vance Short Duration Diversified Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
       Under normal market conditions, the Fund will maintain a duration of no more than three years (including the effect of anticipated leverage). Initially, the Fund is expected to have a duration of approximately 1.5 to 2 years (including the effect of anticipated leverage). Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. The Adviser's staff monitors the credit quality and price of securities held by the Fund, as well as other securities that are available to the Fund. Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade (which is at least BBB- as determined by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings Inc. ("Fitch"), or Baa3 as determined by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by Eaton Vance Management, the Fund's investment adviser ("Eaton Vance" or the "Adviser")).

                                                (continued on inside cover page)


       INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 40 OF THIS PROSPECTUS.

                             ----------------------

                                                                   PER SHARE                 TOTAL(3)
                                                                   ---------                 --------
Public offering price.......................................         $20.00                    $
Sales load(1)...............................................          $.90                     $
Estimated offering expenses.................................          $.04                     $
Proceeds, after expenses, to the Fund(2)....................         $19.06                    $

       (1) The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. Eaton Vance (not the Fund) will pay additional compensation to certain qualifying underwriters. See "Underwriting" on page 56 of this prospectus.
       (2) In addition to the sales load, the Fund will pay offering expenses of
           up to $.04 per Common Share, estimated to total $    , which will
           reduce the proceeds to the Fund. Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceeds $.04 per Common Share. Eaton Vance or an affiliate has agreed to reimburse all Fund organizational costs.
       (3) The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses
           and proceeds, after expenses, to the Fund will be $    , $    , $
           and $    , respectively. See "Underwriting" on page 56 of this
           prospectus.

       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


       BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS.


       The Common Shares will be ready for delivery on or about          , 2005.
                             ----------------------
MERRILL LYNCH & CO.                                          UBS INVESTMENT BANK
A.G. EDWARDS                  ADVEST, INC.                  BB&T CAPITAL MARKETS
ROBERT W. BAIRD & CO.   H&R BLOCK FINANCIAL ADVISORS, INC.   FERRIS, BAKER WATTS
                                                             INCORPORATED
FIXED INCOME SECURITIES, L.P.      J.J.B. HILLIARD, W.L. LYONS, INC.     KEYBANC
                                                                 CAPITAL MARKETS
OPPENHEIMER & CO.         RBC CAPITAL MARKETS         SUNTRUST ROBINSON HUMPHREY
                             WELLS FARGO SECURITIES
                             ----------------------

                The date of this prospectus is           , 2005.

(continued from previous page)

       The Fund pursues its objectives by investing its assets primarily in three distinct investment categories: (1) senior, secured floating rate loans made to corporate and other business entities ("Senior Loans"); (2) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies ("Foreign Obligations"); and (3) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers ("MBS"). Senior Loans in which the Fund invests are typically of below "investment grade" quality ("Non-Investment Grade Securities"), as may be certain Foreign Obligations and other Fund investments. Non-Investment Grade Securities, commonly referred to as "junk" securities, are debt obligations that are rated below investment grade by each of the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by Eaton Vance Management, the Fund's investment adviser ("Eaton Vance" or the "Adviser"). S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. In addition to holding investments directly, the Fund may also obtain investment exposure to any category of investments through the use of long or short derivative instruments and through investment in other investment companies. The Adviser has broad discretion to allocate the Fund's assets among these investment categories subject to the following guidelines. Under normal market circumstances, at least 80% of the Fund's total leveraged assets will be invested in its three principal investment categories collectively, including through the use of derivatives; and the Fund's exposure to each of these categories will equal at least 25% of the Fund's net assets, including through the use of derivatives.


       "Net assets" means the value of the Fund's assets less all liabilities, not taking into account financial leverage. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage) less ordinary liabilities not associated with leverage, plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position. See "Management of the Fund -- The Adviser."


       As of October 31, 2004, Eaton Vance and its subsidiaries managed approximately $94.3 billion on behalf of funds, institutional clients and individuals.


       The Fund has been approved for the listing of its common shares on the New York Stock Exchange under the symbol "EVG, subject to notice of issuance."


       Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The returns earned by holders of the Fund's common shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below net asset value will be reduced.

       Eaton Vance believes that the Fund could be an appropriate investment for investors seeking an investment vehicle that provides a high level of current income. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including changes in the credit quality of issuers, changes in currency exchange rates, changes in interest rates, changes in mortgage and credit spreads and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.


       This prospectus sets forth concisely information you should know before investing in the shares of the Fund. Please read this prospectus carefully and retain it for future reference. A Statement of Additional Information dated
          , 2005, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 62 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); the EDGAR database on the Securities and Exchange Commission's internet site (http://www.sec.gov); upon payment of copying fees by writing to the Securities and Exchange Commission's public reference section, 450 Fifth Street, NW, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.


       The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

       The Fund expects to use financial leverage. The Fund expects initially to obtain financial leverage as soon as practicable after the completion of the offering of the Common Shares through the use of derivative instruments and/or through the reinvestment of securities lending collateral. The Fund initially intends to have financial leverage of between approximately 30% to 40% of its total leveraged assets. The Adviser anticipates that the use of leverage will result in higher income to Common Shareholders over time. Eaton Vance believes that the use of financial leverage as anticipated will have the effect of shortening the Fund's duration. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. See "Risk Factors" at page 40 and "Use of Leverage and Related Risks" at page 37 of this prospectus.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Summary of Fund Expenses....................................   20
The Fund....................................................   22
Use of Proceeds.............................................   22
Investment Objectives and Policies..........................   22
Use of Leverage and Related Risks...........................   37
Risk Factors................................................   40
Management of the Fund......................................   46
Distributions...............................................   49
Tax Matters.................................................   50
Dividend Reinvestment Plan..................................   52
Description of Capital Structure............................   53
Underwriting................................................   58
Custodian and Transfer Agent................................   61
Legal Opinions..............................................   61
Reports to Stockholders.....................................   61
Independent Registered Public Accounting Firm...............   61
Additional Information......................................   61
Table of Contents for the Statement of Additional
  Information...............................................   62
The Fund's Privacy Policy...................................   62


                             ----------------------

       You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition and results of operations may have changed since the date of this prospectus.

                               PROSPECTUS SUMMARY

       The following provides a summary of certain information contained in this prospectus relating to the Eaton Vance Short Duration Diversified Income Fund and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate registration statements filed with the Securities and Exchange Commission.

THE FUND.........................    Eaton Vance Short Duration Diversified
                                     Income Fund (the "Fund") is a newly
                                     organized, diversified, closed-end
                                     management investment company. The Fund
                                     offers investors the opportunity to receive a high level of current income from a diversified short duration portfolio. The
                                     Fund may also offer an opportunity for
                                     capital appreciation. Under normal market conditions, the Fund will maintain a duration of no more than three years
                                     (including the effect of anticipated
                                     leverage). Initially, the Fund is expected to have a duration of approximately 1.5 to 2 years (including the effect of anticipated leverage). Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments.
                                     Investments are based on Eaton Vance's
                                     internal research and ongoing securities analysis, which is generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.


THE OFFERING.....................    The Fund is offering           common
                                     shares of beneficial interest, par value
                                     $.01 per share (the "Common Shares"),
                                     through a group of underwriters (the
                                     "Underwriters") led by Merrill Lynch,
                                     Pierce, Fenner & Smith Incorporated. The
                                     Underwriters have been granted an option to
                                     purchase up to           additional Common
                                     Shares solely to cover overallotments, if any. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Common
                                     Shares ($2,000). See "Underwriting." Eaton
                                     Vance or an affiliate has agreed to (i)
                                     reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed
                                     $.04 per Common Share.


INVESTMENT OBJECTIVES AND
POLICIES.........................    The Fund's investment objective is to
                                     provide a high level of current income. The
                                     Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income. The Fund pursues its objectives by investing its assets primarily in three distinct investment categories: (1) senior, secured floating rate loans made to corporate and other business entities ("Senior Loans"); (2) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies ("Foreign
                                     Obligations"); and (3) mortgage-backed
                                     securities that are issued, backed or
                                     otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers ("MBS").
                                     Senior Loans in which the Fund invests are typically of below "investment grade" quality ("Non-Investment Grade
                                     Securities"), as may be certain Foreign
                                     Obligations and other Fund investments.
                                     Non-Investment Grade Securities, commonly referred to as "junk" securities, are debt obligations that are rated below investment grade by each of the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Adviser. S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. In addition to holding investments directly, the Fund may also obtain investment exposure to any category of investments through the use of long or short derivative instruments and through investment in other investment companies. The Adviser has broad discretion to allocate the Fund's assets among these investment categories subject to the following guidelines. Under normal market circumstances, at least 80% of the Fund's total leveraged assets will be invested in its three principal investment categories collectively, including through the use of derivatives; and the Fund's exposure to each of these categories will equal at least 25% of the Fund's net assets, including through the use of derivatives.

                                     "Net assets" means the value of the Fund's assets less all liabilities, not taking into account financial leverage. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage) less ordinary liabilities not associated with leverage, plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

                                     Under normal market conditions, the Fund will maintain a duration of no more than three years (including the effect of anticipated leverage). Initially, the Fund is expected to have a duration of approximately 1.5 to 2 years (including the effect of anticipated leverage). This duration policy may only be changed following provision of 60 days' prior written notice to Common Shareholders. In comparison to maturity (which is the date on which the issuer is obligated to repay the principal amount of a debt instrument), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more responsive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

                                     A team of Eaton Vance investment
                                     professionals is responsible for the
                                     overall management of the Fund's
                                     investments as well as allocations among the Fund's three principal investment categories. Individual members of this team with specialized experience are responsible for the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and positions may be bought or sold on a daily basis.

                                     The Adviser's staff monitors the credit
                                     quality and price of securities held by the Fund, as well as other securities that are available to the Fund. Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade (which is at least BBB-as determined by S&P or Fitch, or Baa3 as determined by Moody's or, if unrated, determined to be of comparable quality by the Adviser). For this purpose, when a security is rated by more than one of these rating agencies, the Adviser generally will use the highest rating. Within this general guideline, the Fund may invest in individual securities of any credit quality. In order to maintain compliance with this policy, the Fund's holdings of Senior Loans and other investments of below investment grade quality will be offset by investments in MBS and other investments of high quality. The extremely high credit quality of MBS will substantially raise the average portfolio credit quality on a dollar-weighted basis. The Fund will monitor and adjust its portfolio on an ongoing basis in order to remain in compliance with this credit quality policy.

                                     A "barbell" portfolio, such as the Fund, that achieves a weighted average investment grade credit quality by investing partly in below investment grade securities and partly in very high quality securities involves certain risk characteristics that differ from fixed income securities with credit ratings equivalent to the portfolio average or from a portfolio of similar average quality consisting mostly of securities of a quality near this average. Most notably, the Fund's portfolio will contain a higher percentage of assets of lower quality that each individually involve a higher degree of credit risk and may be considered to be speculative in nature. As indicated above, the Fund may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Fund's credit quality policy. To the extent that the Fund invests in such unrated obligations, the Fund's credit quality will be more dependent on Eaton Vance's credit analysis than if the Fund invested in only rated obligations. Investment in unrated obligations also involves a potential conflict of interest. In general, investment quality involves a trade-off between potential enhanced return and assumption of additional credit risk. In making credit quality determinations for unrated obligations, there is a possibility of an investment adviser being influenced by the goal of seeking to maximize investment performance. For a description of the risks of investing in Non-Investment Grade Securities, see "Risk
                                     Factors -- Non-Investment Grade Securities
                                     Risk."

                                     Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets. When purchasing and selling MBS, the Adviser focuses primarily on the expected principal and interest payments and price of the MBS, as well as current and anticipated market conditions.

                                     As stated above, the Fund will normally
                                     have substantial exposure to Foreign
                                     Obligations. The Adviser believes that a portfolio of carefully selected Foreign Obligations can earn attractive rates of return relative to U.S. instruments of comparable duration and credit quality. In current market circumstances, the Adviser believes that desired exposures to short-term investments in certain foreign countries may best be obtained through forward foreign currency contracts with respect to such countries' currencies. The Adviser believes that this approach reduces the credit risk associated with investment in the debt of foreign governmental and corporate issuers. In addition, utilizing forward foreign currency contracts reduces the transaction costs of obtaining this exposure as compared to investment in foreign debt obligations. Through its investments in non-dollar denominated Foreign Obligations, the Fund may have substantial exposure to fluctuations in the values of foreign currencies. The Adviser intends to select currencies for both long and short investment exposure based upon such factors as a country's (i) economic and political structure, (ii) long run economic and productivity gain, (iii) fiscal and monetary policies, (iv) inflation and interest rates, (v) balance of payments and terms of trade and (vi) other factors, such as flow of funds.

                                     The Fund's investments may have significant exposure to certain countries, economies, economic sectors and markets and thus may react differently to political or economic developments than the global income securities market as a whole.

                                     The Fund estimates an average annual
                                     portfolio turnover rate of between 50% and 75%.


                                     The Fund may purchase and sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes, such as obtaining investment exposure to foreign currencies; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. Transactions in derivative instruments may include, but are not limited to, the purchase and sale of forward foreign currency contracts, futures contracts on securities, currencies, indices and other financial instruments and options thereon, credit-linked notes, tranches of collateralized loan obligations, exchange-traded and over-the-counter options on securities, currencies and indices, and currency, interest rate, total return and credit default swaps. The Fund initially may invest up to 30% of its total leveraged assets in derivative instruments other than forward foreign currency contracts. Subject to compliance with the Fund's diversification and other portfolio guidelines, the Fund may invest in forward foreign currency contracts without limitation. See "Derivatives Risk."



LISTING..........................    The Fund has been approved for the listing
                                     of the Common Shares on the New York Stock
                                     Exchange under the symbol "EVG, subject to notice of issuance."


LEVERAGE.........................    The Fund expects to use financial leverage.
                                     The Fund expects initially to obtain
                                     financial leverage as soon as practicable after the completion of the offering of the Common Shares through the use of derivative instruments and/or through the reinvestment of securities lending collateral. The Fund expects initially to have financial leverage of between approximately 30% to 40% of its total leveraged assets. The Fund reserves the right in the future to adjust the amount of leverage used and/or to leverage in a different manner.
                                     The Fund, in its sole discretion, may
                                     employ other forms of financial leverage, including the establishment of borrowing or commercial paper programs and/or the issuance of debt securities or preferred shares. The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time.
                                     Use of financial leverage creates an
                                     opportunity for increased income for Common
                                     Shareholders, but, at the same time,
                                     creates special risks (including the
                                     likelihood of greater volatility in the net asset value, the market price of and distributions on Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total leveraged assets and all such additional fees will be borne by Common Shareholders. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage) less ordinary liabilities not associated with leverage, plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign
                                     Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position. See
                                     "Use of Leverage and Related Risks" and
                                     "Management of the Fund -- The Adviser."


INVESTMENT ADVISER AND
ADMINISTRATOR....................    Eaton Vance, a wholly-owned subsidiary of
                                     Eaton Vance Corp., is the Fund's investment adviser and administrator. The Adviser and its subsidiaries managed approximately
                                     $94.3 billion on behalf of funds,
                                     institutional clients and individuals as of October 31, 2004. Twenty-nine of the funds are closed-end. See "Management of the Fund."


DISTRIBUTIONS....................    Commencing with the Fund's first
                                     distribution, the Fund intends to make
                                     regular monthly cash distributions to
                                     Common Shareholders. The amount of each
                                     monthly distribution will vary depending on a number of factors, including interest payable on debt or other costs of financial leverage. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, this practice may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below. The Fund's
                                     Board of Trustees (the "Board") may modify the Fund's distribution policy at any time without obtaining the approval of Common
                                     Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. See
                                     "Distributions" and "Tax Matters."


                                     The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated options and forward positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund's investment company taxable income will be distributed each year. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. If the Fund's total monthly distributions in any year exceed the amount of its net investment income and net capital gain for the year, any such excess would be characterized as a return of capital for federal income tax purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.


                                     Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN.......    The Fund has established a dividend
                                     reinvestment plan (the "Plan"). Under the Plan, a Shareholder may elect to have Fund distributions automatically reinvested in additional Common Shares either purchased in the open market, or newly issued by the Fund if the Common
                                     Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See
                                     "Dividend Reinvestment Plan."

CLOSED-END STRUCTURE.............    Closed-end funds differ from traditional,
                                     open-end management investment companies
                                     (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.


                                     Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that any such discount may not be in the interest of Common Shareholders, the Fund's Board of Trustees (the "Board"), in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.


SPECIAL RISK CONSIDERATIONS......    No Operating History.  The Fund is a
                                     closed-end investment company with no
                                     history of operations and is designed for long-term investors and not as a trading vehicle.

                                     Income Risk. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund over time could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

                                     Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. For MBS, credit risk involves two types: delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed collateral or the Fund's inherent right to forgive principal or modify a debt instrument. For MBS, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners and other market factors. For corporate debt securities and Senior Loans, credit risk refers to default risk, which typically means the nonpayment of interest and/or principal when it is due.

                                     Prepayment Risk.  During periods of
                                     declining interest rates or for other
                                     purposes, borrowers may exercise their
                                     option to prepay principal earlier than
                                     scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding securities. This is known as call or prepayment risk. Certain income securities have call protection features that permit the issuer to redeem the security prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and MBS typically have no such call protection. For premium bonds and premium loans (bonds and loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

                                     Issuer Risk.  The value of corporate
                                     income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                     Non-Investment Grade Securities Risk. Most of the Fund's investments in Senior Loans are of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. Non-Investment Grade Securities are considered predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment Grade Securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

                                     Senior Loans Risk. The risks associated with Senior Loans are primarily the risks of investing in Non-Investment Grade Securities. Senior Loans are typically senior and secured, in contrast to other types of Non-Investment Grade Securities, which are often subordinated and unsecured. The Fund's investments in Senior Loans are typically of below investment grade quality and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may lose a portion or all of its value or become illiquid, which would adversely affect the loan's value.

                                     Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

                                     Senior Loans are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest in assets at lower yields. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

                                     Valuation of Senior Loans. The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a more active secondary market because there is less reliable objective data available.

                                     Currency Risk.  Since the Fund will
                                     generally maintain substantial exposure to investments denominated in foreign currencies, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) that affect the value of the Fund's foreign investments and the accrued income of the investments. The value of the Fund's foreign assets in U.S. dollars and the accrued income of the Fund in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates.

                                     Foreign currency exchange rates may
                                     fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors.

                                     Currency exchange rates also can be
                                     affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Currencies in which the Fund holds long positions or in which portfolio assets are denominated may depreciate against the U.S. dollar, resulting in a loss to the Fund. Currencies in which the Fund holds short positions may appreciate against the U.S. dollar, also resulting in a loss to the Fund. In certain countries, the central bank manages the currency rate against a basket of one or more index currencies of other major countries. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the index currencies while retaining exposure to the local currency. In such a situation, the Fund's strategy could fail if a country changes the announced or implied components of the index currencies against which the Fund has hedged its exposure.

                                     The Fund may buy or sell foreign currencies and may deal in forward foreign currency contracts, that is, agree to buy or sell a specified currency at a specified price and future date. The Fund may use forward contracts for (1) obtaining long or short investment exposures to foreign currencies,
                                     (2) hedging or (3) currency risk
                                     management. Currency risk management may include taking active currency positions relative to the Fund's securities portfolio.

                                     Other risks involved in currency
                                     investments include the dependence on the Adviser's ability to forecast movements in exchange rates and imperfect correlations between movements in exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversions of certain currencies. The currencies of emerging market countries may experi-ence significant declines against the U.S. dollar, and significant devaluations may occur during periods in which the Fund holds investments in these currencies.

                                     Certain currency investments, including
                                     those in emerging market countries, may be highly volatile, and movement in these currencies may result in substantial loss to the Fund.

                                     Certain currency-related investments may be acquired in the "over-the-counter" or "interdealer" markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem.

                                     A portion of the Fund's currency
                                     investments may be or become illiquid.
                                     Illiquidity may result from the small
                                     quantities in which the securities held
                                     were issued and or from lower trading
                                     volumes in the securities markets and/or currencies of certain countries. If illiquid currency investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

                                     Foreign Debt Obligations Risk. The Fund will generally maintain substantial investments in Foreign Obligations.

                                     Foreign governmental securities include
                                     securities issued or guaranteed by foreign governments (including political subdivisions) and their authorities, agencies or instrumentalities and by supra-national agencies. Foreign governmental securities may have different levels of government support. For example, some foreign governmental securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, foreign governmental securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the government issuer. Foreign governmental securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Like other fixed income securities, foreign governmental securities are subject to market risk. Their market values fluctuate as interest rates change, generally falling during times of rising interest rates. Yields on foreign governmental securities tend to be lower than those of corporate securities of comparable maturities.

                                     Foreign corporate securities include
                                     securities issued or backed by corporations domiciled outside the United States and securities issued or backed by foreign subsidiaries of U.S. corporations. Foreign corporate securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Foreign corporate securities are exposed to credit risks comparable to domestic issues of similar investment quality. Like other fixed income securities, foreign corporate securities are subject to market risk. Their market values fluctuate as interest rates change, generally falling during times of rising interest rates.

                                     Investment in foreign governmental and
                                     corporate issuers may involve certain
                                     special risks due to foreign economic,
                                     political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign debt obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The debt obligations of some foreign governments and companies and foreign markets are less liquid and at times more volatile than comparable U.S. debt obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

                                     The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Furthermore, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

                                     In many cases, governments of emerging
                                     countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its value or a disruption of income from investments in such countries.

                                     Mortgage-Backed Securities Risk. The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment and when MBS are trading at a substantial premium. Prepayments may cause the Fund to incur capital loss and may reduce the Fund's income distributions because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Common Shares can also be adversely affected by erosion in premiums on MBS held.

                                     Certain government agencies or
                                     instrumentalities, such as the Government
                                     National Mortgage Association ("GNMA"),
                                     Federal National Mortgage Association
                                     ("FNMA") and Federal Home Loan Mortgage
                                     Corporation ("FHLMC"), provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.

                                     Derivatives Risk.  Derivative transactions
                                     (such as forward contracts, futures
                                     contracts and options thereon, options,
                                     swaps and short sales) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                     Effects of Leverage.  There can be no
                                     assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the costs of leverage may affect the income and return to Common Shareholders. To the extent the income derived from securities purchased with financial leverage or investment exposures created with leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with leverage or investment exposures created with leverage is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. Even if leveraging the Fund results in loss of value or lower distribution amounts, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of any future borrowing/commercial paper program will be borne by the Common Shareholders and consequently will result in a reduction of the net asset value of the Common Shares.

                                     As discussed in detail under "Management of the Fund," the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily total leveraged assets. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage) less ordinary liabilities not associated with leverage, plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position. See "Risk Factors."



                                     The Adviser will only utilize securities lending for leverage when it believes the returns to the Fund generated by such activity will exceed the rebate rate with respect to the collateral received plus the management fee rate. The Adviser will monitor its use of securities lending in this regard and will use its best efforts to ensure that such leverage is only used in these circumstances. However, there can be assurance that the Adviser will be able to accurately project returns. Accordingly, there is a risk that the return generated from securities lending leverage will not exceed the rebate rate plus the management fee rate. The Adviser's ability to adjust the amount of securities lending leverage and to receive a fee on the reinvested collateral represents a potential conflict of interest between the Adviser and Common Shareholders. See "Adviser Fee Conflict Risk."


                                     The Fund intends to manage its use of
                                     financial leverage through derivatives and the reinvestment of securities lending collateral so that these arrangements will not be considered to create a "senior security" within the meaning of the 1940 Act. In this regard, in accordance with guidelines established by the Securities and Exchange Commission, the Fund's custodian on a daily basis will segregate in the Fund's custody account liquid portfolio assets equal to the then current:
                                     (1) settlement value of the Fund's
                                     obligations under derivative instruments used to create leverage; and (2) rebate value of any securities lending collateral that has been reinvested to create financial leverage. In addition, the Securities and Exchange Commission has established guidelines that restrict a registered investment company from loaning portfolio securities in excess of one third of its total assets. Accordingly, this restriction places a practical limit on the amount of financial leverage that may be obtained through reinvestment of securities lending collateral.

                                     To the extent that the Fund in the future engages in borrowing, establishes a commercial paper program and/or issues debt securities to create financial leverage, under the 1940 Act its obligations in respect thereof would be subject to a three to one asset coverage requirement. To the extent that the Fund in the future issues preferred shares to create financial leverage, under the 1940 Act its obligations in respect thereof would be subject to a two to one asset coverage requirement. In addition, borrowing/commercial paper program covenants and/or the terms of debt securities or preferred shares issued may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. The Fund would only utilize such additional methods of financial leverage if it anticipated that these asset coverage requirements, covenants or guidelines would not significantly impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objectives and policies. See "Description of Capital Structure."

                                     Financial leverage achieved through the
                                     purchase of derivative instruments such as forward foreign currency contracts exposes the Fund to special risks. See "Risk Factors."

                                     Interest Rate Risk.  The value of Fund
                                     shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline. Floating-rate securities held by the Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the securities are reset. Because U.S. interest rates have recently been at or near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate securities held by the Fund will not affect interest income received on the securities, but will be reflected in the Fund's net asset value. Fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Fund will normally have a dollar-weighted average duration of no more than three years (including the effects of anticipated leverage), the Common Shares' net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested in shorter duration securities and less than if the Fund invested mainly in longer duration securities. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful. The Fund is intended to have a relatively low level of interest rate risk.

                                     Liquidity Risk.  The Fund may invest
                                     without limitation in securities for which there is no readily available trading market or which are otherwise illiquid, including certain Senior Loans. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value.

                                     Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Shares' distribution rate and their overall return.

                                     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund's cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income.

                                     Market Price of Shares.  The shares of
                                     closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering.


                                     Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy.

                                     Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.


                                     Adviser Fee Conflict Risk. The fee paid to the Adviser for investment management services will be higher when the Fund uses financial leverage, whether through derivative instruments, through the reinvestment of securities lending collateral or otherwise, because the fee will be paid on the basis of the Fund's assets including this financial leverage. Consequently, the Adviser may have a financial interest for the Fund to utilize such financial leverage, which may create a conflict of interest between the Adviser and the Common Shareholders.

                                     Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact the value of securities held by the Fund, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

                                     Anti-Takeover Provisions.  The Fund's
                                     Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                            SUMMARY OF FUND EXPENSES

       The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes leverage (through the use of forward foreign currency contracts and the re-investing of securities lending collateral) in an amount equal to 40% of the Fund's total leveraged assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares. THE FUND'S METHOD OF CALCULATING THE MANAGEMENT FEE PAYABLE TO THE ADVISER IS DIFFERENT THAN THE WAY CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES. The management fee borne by Common Shareholders will increase to the extent the Adviser uses forward foreign currency contracts and other Foreign Obligations derivatives to create financial leverage on behalf of the Fund. See "Management of the Fund -- The Adviser" for an explanation of the method of calculating the management fee and how this method differs from the way closed-end investment companies typically calculate management fees.

SHAREHOLDER TRANSACTION EXPENSES
  Maximum sales load (as a percentage of offering price)....   4.50%
  Estimated offering expenses borne by the Fund.............   .20%(1)
  Dividend reinvestment plan fees...........................   None(2)


                                                                 PERCENTAGE OF NET
                                                                ASSETS ATTRIBUTABLE
                                                                  TO COMMON SHARES
                                                              (ASSUMING LEVERAGING)(3)
                                                              ------------------------
ANNUAL EXPENSES
  Management fee............................................            1.25%(4)
  Other expenses............................................             .20%(5)
  Payments relating to leverage.............................            1.55%(6)
                                                                       -----
  Total annual expenses.....................................            3.00%
  Fee and expense reimbursements (years 1-5)................           (.33)%(6)(7)
                                                                       -----
  Net annual expenses (years 1-5)...........................            2.67%(6)(7)
                                                                       =====


------------

(1) Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay all offering costs (other than sales load) that exceed $.04 per Common Share (.20% of the offering price).

(2) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3) Stated as percentages of net assets attributable to Common Shares assuming no leverage, the Fund's expenses would be estimated to be as follows:


                                                               PERCENTAGE OF NET ASSETS
                                                                   ATTRIBUTABLE TO
                                                                    COMMON SHARES
                                                                (ASSUMING NO LEVERAGE)
                                                               ------------------------
ANNUAL EXPENSES
  Management fee............................................              .75%
  Other expenses............................................              .17%(5)
                                                                        -----
  Total annual expenses.....................................              .92%
  Fee and expense reimbursements (years 1-5)................            (.20)%(6)
                                                                        -----
  Net annual expenses (years 1-5)...........................              .72%(6)
                                                                        =====


------------


(4) The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount.



(5) Estimated expenses based on the current fiscal year.

(6) To illustrate the effect of costs relating to leverage, the table assumes all financial leverage consists of reinvestment of securities lending collateral on which the Fund pays securities lending counterparties a rebate rate. The rebate rate is deducted from any income paid on the securities lent and accordingly is not reflected in the Fund's financial statements as an expense. This information is intended to provide investors with the estimated expense of leveraging the Fund by reinvesting securities lending collateral. It currently is anticipated that only a portion of the Fund's leverage will be achieved in this manner. Leverage achieved through forward foreign currency contracts or other Foreign Obligations derivatives would not be subject to a rebate rate.



(7) Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of .20% of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations, .15% of average daily total leveraged assets of the Fund in year six, .10% in year seven and .05% in year eight. For this purpose, total leveraged assets shall be calculated in the same manner as described under "Management of the Fund -- The Adviser." Without the reimbursement, net annual expenses would be estimated to be 3.00% of average daily net assets (or, assuming no leverage, .92% of average daily net assets) attributable to Common Shares. Eaton Vance may voluntarily reimburse additional fees and expenses, but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.


       The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 15,000,000 Common Shares. If the Fund issues fewer Common Shares, then, all other things being equal, the Fund's expenses as a percentage of net assets attributable to Common Shares would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE


       The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45, estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 2.67% of net assets attributable to Common Shares in years one through five increasing to 3.00% in years nine and ten and (ii) a 5% annual return(1)*:


                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
Total expenses incurred......................   $73      $126      $182       $346

       *THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.
------------

(1) The example assumes that the estimated other expenses and estimated payments relating to leverage set forth in the Summary of Fund Expenses table are accurate, that fees and expenses increase as described in note (2) below and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes reimbursement of fees and expenses of .15% of average daily total leveraged assets of the Fund in year six, .10% in year seven and .05% in year eight and no reimbursement of fees or expenses in years nine and ten. Eaton Vance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond February 2015.

                                    THE FUND

       The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 15, 2004 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

       This prospectus relates to the initial public offering of the Common Shares. See "Underwriting."

                                USE OF PROCEEDS

       The net proceeds of this offering of Common Shares will be approximately
$     (or $
assuming exercise of the overallotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $.04 per Common Share.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

       The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income. The Fund pursues its objectives by investing its assets primarily in three distinct investment categories: (1) senior, secured floating rate loans made to corporate and other business entities ("Senior Loans"); (2) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies ("Foreign Obligations"); and (3) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers ("MBS"). Senior Loans in which the Fund invests are typically of below "investment grade" quality ("Non-Investment Grade Securities"), as may be certain Foreign Obligations and other the Fund investments. Non-Investment Grade Securities, commonly referred to as "junk" securities, are debt obligations that are rated below investment grade by each of the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Adviser. S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. In addition to holding investments directly, the Fund may also obtain investment exposure to any category of investments through the use of long or short derivative instruments and through investment in other investment companies. The Adviser has broad discretion to allocate the Fund's assets among these investment categories subject to the following guidelines. Under normal market circumstances, at least 80% of the Fund's total leveraged assets will be invested in its three principal investment categories collectively, including through the use of derivatives; and the Fund's exposure to each of these categories will equal at least 25% of the Fund's net assets, including through the use of derivatives. Through the use of leverage, the Fund's investment of at least 25% or more of its net assets in each investment category may represent significantly less than 25% of its total leveraged assets.


       "Net assets" means the value of the Fund's assets less all liabilities, not taking into account financial leverage. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage) less ordinary liabilities not associated with leverage, plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

PRIMARY INVESTMENT POLICIES

       A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments as well as allocations among the Fund's three principal investment categories. Individual members of this team with specialized expertise are responsible for the day-to-day portfolio management within each of the Fund's three main investment categories. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis. The Adviser attempts to manage income and achieve returns through timely trading.


       Under normal market conditions, the Fund will maintain a duration of no more than three years (including the effect of anticipated leverage). Initially, the Fund is expected to have a duration of approximately 1.5 to 2 years (including the effect of anticipated leverage). Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. This duration policy may only be changed following provision of 60 days' prior written notice to the Common Shareholders. In comparison to maturity (which is the date on which the issuer is obligated to repay the principal amount of a debt instrument), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more responsive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.


       The Adviser's staff monitors the credit quality and the price of securities held by the Fund, as well as other securities that are available to the Fund. Under normal market conditions, the Fund will invest significantly in MBS that are expected to be of the highest credit quality (generally AAA as determined by S&P or Fitch, Aaa as determined by Moody's or, if unrated, determined to be of comparable quality by the Adviser) and significantly in Senior Loans (which are typically below investment grade quality) and certain Foreign Obligations and other Fund investments that may be of below investment grade quality. Under normal market conditions, the Fund will structure and seek to maintain its overall portfolio in such a manner so that the Fund has an average dollar weighted portfolio quality of investment grade (which is at least BBB- as determined by S&P or Fitch, or Baa3 as determined by Moody's or, if unrated, determined to be of comparable quality by the Adviser). Within this general guideline, the Fund may invest in securities of any credit quality. In order to maintain compliance with this policy, the Fund's holdings of Senior Loans and other investments of below investment grade quality will be offset by investments in MBS and other investments of high quality. The extremely high credit quality of MBS will substantially raise the average portfolio credit quality on a dollar-weighted basis. For this purpose, when a security is rated by more than one of these rating agencies, the Adviser generally will use the highest rating. The Fund will monitor and adjust its portfolio on an ongoing basis in order to remain in compliance with this credit quality policy.

       A "barbell" portfolio, such as the Fund, that achieves a weighted average investment grade credit quality by investing partly in below investment grade securities and partly in very high quality securities involves certain risk characteristics that differ from fixed income securities with credit ratings equivalent to the portfolio average or from a portfolio of similar average quality consisting mostly of securities of a quality near this average. Most notably, the Fund's portfolio will contain a higher percentage of assets of lower quality that each individually involve a higher degree of credit risk and may be considered to be speculative in nature. As indicated above, the Fund may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Fund's credit quality policy. To the extent that the Fund invests in such unrated obligations, the Fund's credit quality will be more dependent on Eaton Vance's credit analysis than if the Fund invested in only rated obligations. Investment in unrated obligations also involves a potential conflict of interest. In general, investment quality involves a trade-off between potential enhanced return and assumption of additional credit risk. In making credit quality determinations for unrated obligations, there is a possibility of an investment adviser being influenced by the goal of seeking to maximize investment performance. For a description of the risks of investing in Non-Investment Grade Securities, see "Risk
Factors -- Non-Investment Grade Securities Risk."


       Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets. When purchasing and selling MBS, the Adviser focuses on the expected principal and interest payments and price of the MBS as well as current and anticipated market conditions.

       Subject to its obligation on a portfolio-wide basis to remain in ongoing compliance with the weighted average portfolio credit policy discussed above, the Fund is not required to dispose of a security in the event that a nationally recognized statistical rating agency (each a "Rating Agency") downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

       As stated above, the Fund will normally have substantial exposure to Foreign Obligations. The Adviser believes that a portfolio of carefully selected Foreign Obligations may earn attractive rates of return relative to U.S. instruments of comparable duration and credit quality. In current market circumstances, the Adviser believes that desired exposures to short-term investments in certain foreign countries may best be obtained through forward foreign currency contracts with respect to such countries' currencies. The Adviser believes that this approach reduces the credit risk associated with investment in the debt of foreign governmental and corporate issuers. In addition, utilizing forward foreign currency contracts reduces the transaction costs of obtaining this exposure as compared to investment in foreign debt obligations. Through its investments in non-dollar denominated Foreign Obligations, the Fund may have substantial exposure to fluctuations in the values of foreign currencies.

       The Fund's investments may have significant exposure to certain countries, economies, economic sectors and markets and thus may react differently to political or economic developments than the global income securities market as a whole. The Fund initially may invest up to 30% of its total leveraged assets in derivative instruments other than forward foreign currency contracts. Subject to compliance with the Fund's diversification and other portfolio guidelines, the Fund may invest in forward foreign currency contracts without limitation.

SENIOR LOANS

       Senior Loans are floating rate loans made to corporations and other business entities. Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.

Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Adviser, the average life of Senior Loans over the last decade has been two to four years because of prepayments.

       The Fund may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), credit-linked notes, synthetic lease financings, tranches of collateralized loan obligations, investment grade fixed income debt obligations and money market instruments, such as commercial paper.

       The Fund may retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.


       Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per Common Share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.


       Many Senior Loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Many of the Senior Loans in the Fund will have been assigned ratings below investment grade by a Rating Agency. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its own credit analysis abilities than upon ratings determined by Rating Agencies.

       No active trading market may exist for some loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's net asset value may be adversely affected.

       Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects the Fund's policy of investing a portion of its assets in floating-rate Senior Loans will make the Fund less volatile and less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed-rate obligations. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

       The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

       Senior Loan assignments and participations. The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

       Senior Loan valuation. The Adviser uses an independent pricing service to value most Senior Loans held. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because foreign securities trade on days when the Common Shares are not priced, net asset value can change at a time when Common Shares cannot be redeemed.

       SAMIs and other Senior Loan-based Derivatives. The Fund may obtain exposure to Senior of Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. The Fund currently intends to invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI") which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Fund will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions, generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See "Derivatives Risk."


       Investment companies investing in Senior Loans. The Fund may purchase shares of other closed-end investment companies investing primarily in Senior Loans as a means of gaining exposure to Senior Loans to the extent permitted under the 1940 Act. Such investments are limited to not more than 10% of the Fund's assets, with no more than 5% of Fund assets invested in any one issuer. An investment in shares of other closed-end investment companies is affected by risks similar to those of the Fund, including the possibility of shares trading at a discount to net asset value. Investment companies bear fees and expenses that the Fund, as a shareholder, will bear indirectly, so Common Shareholders will be subject to duplication of fees on investments by the Fund in other investment companies.

FOREIGN OBLIGATIONS

       Foreign Obligations include bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies. The Adviser believes that a portfolio of carefully selected Foreign Obligations may earn attractive rates of return relative to U.S. instruments of comparable duration and credit quality. In current market circumstances, the Adviser believes that desired exposures to short-term investments in certain foreign countries may best be obtained through forward foreign currency contracts with respect to such countries' currencies. The Adviser believes that this approach reduces the credit risk associated with investment in the debt of foreign governmental and corporate issuers. In addition, utilizing forward foreign currency contracts reduces the transaction costs of obtaining this exposure as compared to investment in foreign debt obligations. Through its investments in non-dollar denominated Foreign Obligations, the Fund may have substantial exposure to fluctuations in the values of foreign currencies.

       Foreign Currencies. The Adviser intends to select currencies for both long and short investment based upon such factors as a country's (i) economic and political structure, (ii) long run economic and productivity gain, (iii) fiscal and monetary policies, (iv) inflation and interest rates, (v) balance of payments and terms of trade and (vi) other factors, such as flow of funds.

       In its currency investments, the Fund may buy or sell foreign currencies or may deal in forward foreign currency contracts, that is, agree to buy or sell a specified currency at a specified price and future date. The Fund's investment in forward foreign currency contracts may include, for all purposes described herein, currency contracts that are non-deliverable and settle in U.S. dollars. In addition to obtaining long or short investment exposure to foreign currencies, the Fund may use forward contracts and other currency related investments for hedging, or for currency risk management. Currency risk management may include taking active currency positions relative to the Fund's securities portfolio.

       The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Currencies in which the Fund invests or in which its portfolio assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. In certain countries, the central bank manages the currency rate against a basket of one or more index currencies of other major countries. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the index currencies while retaining exposure to the local currency. In such a situation, the Fund's strategy could fail if a country changes the announced or implied components of the index currencies against which the Fund has hedged its exposure.

       Other risks involved in currency investments include the Fund's dependence on the Adviser's ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversions of certain currencies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and significant devaluation may occur subsequent to investments in these currencies by the Fund.

       Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Certain currency related investments may be acquired in the "over-the-counter" or "interdealer" markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem. Moreover, certain currency investments, such as in emerging markets, may be highly volatile, and movement in these instruments may result in substantial loss to the Fund.

       A portion of the Fund's currency related investments may be or become illiquid. Illiquidity may result from the small quantities in which the securities held were issued and or from lower trading volumes in the securities markets and/or currencies of certain countries. If illiquid currency investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

       Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in many other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currency transactions. As a result, current pricing information may not be completely available. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market for currency options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

       The Fund may, but is not obligated to, engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser deems appropriate. The Fund may enter into forward contracts or other currency-related investments for hedging in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Third, the Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Fund assumes the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with other investments in foreign currencies. The Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the

Adviser. By entering into the above hedging transactions, the Fund may be required to forego the benefits of advantageous changes in the exchange rates.

       The Fund may enter into foreign currency forward contracts to give securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency or for risk management or investment in a manner similar to the Fund's use of futures contracts and related options.

       When the Fund uses currency instruments for investment and currency risk management, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. The Fund may therefore be subject to the risk of adverse currency movements.

       Foreign Governmental Securities. Foreign governmental securities include securities issued or guaranteed by foreign governments (including political subdivisions) and their authorities, agencies or instrumentalities and by supra-national agencies. Foreign governmental securities may have different levels of government support. For example, some foreign governmental securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, governmental securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the governmental issuer.

       Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

       Foreign governmental securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Like other fixed income securities, foreign governmental securities are subject to market risk and their market values fluctuate as interest rates change, generally falling during times of rising interest rates. Yields on foreign governmental securities tend to be lower than those of corporate securities of comparable maturities.

       In addition to investing directly in foreign governmental securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in foreign government securities. These certificates of accrual and similar instruments may be more volatile than other governmental securities.

       Foreign Corporate Securities. Foreign corporate securities include securities issued or backed by corporations domiciled outside the United States and securities issued or backed by foreign subsidiaries of U.S. corporations. Foreign corporate securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Foreign corporate securities are exposed to credit risks comparable to domestic issues of similar investment quality. Such risks will be greater for foreign corporate securities that are Non-Investment Grade Securities. Like other fixed income securities, foreign corporate securities are subject to market risk. Their market values fluctuate as interest rates change, generally falling during times of rising interest rates.

       Foreign Debt Obligations Generally. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign debt obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Debt obligations of some foreign governments and companies and foreign markets for such obligations are less liquid and at times more volatile than comparable U.S. debt obligations and markets for such obligations. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

       Emerging Markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent in emerging markets than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations may been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under various economic, market and political conditions.

       In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging market country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in such countries and the interest thereon.

MORTGAGE-BACKED SECURITIES

       MBS are mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund expects to invest typically in MBS that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, although privately issued MBS may also be held. MBS represent participation interests in pools of fixed-rate, hybrid and adjustable-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund may invest in mortgage loans that have had a history of refinancing opportunities (so called "seasoned MBS"). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The Adviser expects that under current market conditions many of the MBS, including seasoned MBS, held by the Fund will be premium bonds held at prices that exceed their par or principal value.

       The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain prepayment scenarios, the Fund will fail to recover the full amount of its investment in MBS purchased at a premium. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. The value of the Common Shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Fund. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS, which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS, that are purchased at a premium, generally including seasoned MBS, may generate current income that exceeds market rates for comparable investments but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund's net asset value per Common Share.

       The Fund may invest in classes of collateralized mortgage obligations ("CMOs") and various other MBS instruments. In choosing among CMO classes, the Adviser will evaluate the total income potential of each class and other factors. See "Investment Objectives and Policies -- Additional Investment Practices -- Securitized interests."

       Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. Government.

SECURITIES LENDING


       The Fund expects to utilize the reinvestment of securities lending collateral as a source of financial leverage. In this regard, the Fund may seek to earn income on securities loans by reinvesting cash collateral in any investments consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral plus the management fee rate payable to the Adviser. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through other forms of financial leverage, and will be subject to the investment policies, restrictions and risk considerations described in this prospectus and in the Statement of Additional Information. The Adviser will only utilize securities lending for leverage when it believes the returns to the Fund generated by such activity will exceed the rebate rate with respect to the collateral received plus the management fee rate. The Adviser will monitor its use of securities lending in this regard and will use its best efforts to ensure that such leverage is only used in these circumstances. However, there can be no assurance that the Adviser will be able to accurately project returns. Accordingly, there is a risk that the return generated from securities lending leverage will not exceed the rebate rate plus the management fee rate. The Adviser's ability to adjust the amount of securities lending leverage and to receive a fee on the reinvested collateral represents a potential conflict of interest between the Adviser and Common Shareholders. See "Adviser Fee Conflict Risk."


       The Fund intends to manage its use of financial leverage through the reinvestment of securities lending collateral so that this arrangement will not be considered to create a "senior security" within the meaning of the 1940 Act. In this regard, in accordance with guidelines established by the Securities and Exchange Commission, the Fund's custodian on a daily basis will segregate in the Fund's custody account liquid portfolio assets equal to the value of any securities lending collateral that has been reinvested to create financial leverage. In addition, the Securities and Exchange Commission has established guidelines that restrict a registered investment company from loaning portfolio securities in excess of one third of its total leveraged assets. Accordingly, this restriction places a practical limit on the amount of financial leverage that may be obtained through reinvestment of securities lending collateral.

       In addition to providing a source of financial leverage, the Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the Adviser, the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. All securities loans will be collateralized on a continuous basis by cash or liquid securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand.

       The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

ADDITIONAL INVESTMENT PRACTICES

       Other U.S. Government securities. U.S. Government securities in which the Fund may invest include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuances such as: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in other securities or agreements collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

       The principal of and/or interest on certain U.S. Government securities that may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably or unfavorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

       Securitized interests. The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its assets are this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the underlying assets individually. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims. Asset-backed securities may be issued by the U.S. Government, its agencies or instrumentalities, other governmental issuers or by private issuers.


       CMOs. The CMO classes in which the Fund may invest include, but are not limited to, sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by either the U.S. Government (or one of its agencies or instrumentalities) or private issuers. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued on collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will normally be sufficient collateral to secure CMOs that remain outstanding. The Fund has no current intention of investing in "principal only" CMO classes or tranches.


       Collateralized Debt Obligations ("CDOs"). The Fund may invest in CDOs. A CDO is a structured credit security issued by a special purpose entity that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the special purpose entity. CDOs operate similarly to CMOs and are subject to similar risks.

       Collateralized Loan Obligations ("CLOs"). A CLO is a type of CDO that invests primarily in leveraged loans as collateral underlying the obligations of the special purpose entity. CLOs operate similarly to CMOs and are subject to similar risks.

       Sub-prime mortgages. Sub-prime mortgages are mortgages rated below "A" by S&P, Moody's or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to Non-Investment Grade Securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk. See "Risk Factors."

       Second lien loans and debt securities. The Fund may invest in loans and other debt securities that rank below Senior Loans in liquidation and interest rate preferences within an issuer's debt structure, but which are generally senior in such respects to more subordinated debt. "Second lien" loans, like Senior Loans, typically have adjustable floating rate interest payments. Because second lien loans and debt securities are subordinate to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, such investments have many characteristics and risks similar to Senior Loans discussed above. In addition, second lien loans and debt securities of below investment grade quality have the risk characteristics of Non-Investment Grade Securities.

       The foregoing discussion on the Fund's investment in derivative instruments is subject to the following limitations: other than forward foreign currency contracts, the Fund initially may invest up to 30% of total leveraged assets in derivative instruments.

       Mortgage rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop" as well as by the interest earned on the cash proceeds of the initial sales. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

       Indexed securities and derivatives. The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Each of these indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

       The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

       The Fund may invest in inflation-indexed securities issued by the U.S. Treasury, by foreign governments or by corporate entities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in the United States or another reference country. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

       The value of inflation-indexed bonds fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

       The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect an inflation index for that country. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the true rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

       Coupon payments received by the Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

       The Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute to its Shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

       Credit-linked notes. The Fund may invest in credit-linked notes ("CLN"), a form of derivative instrument. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

       Commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

       When-issued securities and forward commitments. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until delivery is made or payment is received from the other party to the transaction.

       Illiquid securities. The Fund may invest without limitation in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities treated as liquid securities, the level of portfolio illiquidity nevertheless may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

       It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

       Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

       If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

       Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

       Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment.

       Currency Swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund many enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

       Credit Default Swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

       The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

       Futures and options on futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to any future Fund borrowings may limit use of these transactions.

       Exchange traded and over-the-counter options. The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or give the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be "cash settled," meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund's use of options will be successful.

       Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. The Fund may borrow money to add financial leverage to the portfolio and for temporary administrative purposes.

       Portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of between 50% and 75% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to Common Shareholders as ordinary income.

                       USE OF LEVERAGE AND RELATED RISKS

       The Fund expects to use financial leverage. The Fund expects initially to obtain financial leverage immediately after the completion of the offering of the Common Shares through derivative instruments and/or through the reinvestment of securities lending collateral. The Fund expects initially to have financial leverage of between approximately 30% to 40% of its total leveraged assets. The Fund reserves the right in the future to adjust the amount of leverage used and/or to leverage in a different manner. The Fund, in its sole discretion, may employ other forms of financial leverage, including borrowings and/or a commercial paper program and/or the issuance of debt securities or preferred shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time.

       Use of financial leverage creates an opportunity for increased return for Common Shareholders, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. There is a risk that fluctuations in the cost of leverage may adversely affect the return to the Common Shareholders. If the income from the securities purchased with leverage or investment exposures created with leverage is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. Even if leveraging the Fund results in loss of value or lower distribution amounts, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate.


       Changes in the value of the Fund's portfolio (including investments bought with financial leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total leveraged assets and all such additional fees will be borne by Common Shareholders. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage) less ordinary liabilities not associated with leverage, plus the initial notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position. See "Management of the Fund" for a detailed description of the calculation of the advisory fee.


       In utilizing securities lending for financial leverage, the Fund will seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.


       The Adviser will only utilize securities lending for leverage when it believes the returns to the Fund generated by such activity will exceed the rebate rate with respect to the collateral received plus the management fee rate. The Adviser will monitor its use of securities lending in this regard and will use its best efforts to ensure that such leverage is only used in these circumstances. However, there can be no assurance that the Adviser will be able to accurately project returns. Accordingly, there is a risk that the return generated from securities lending leverage will not exceed the rebate rate plus the management fee rate. The Adviser's ability to adjust the amount of securities lending leverage and to receive a fee on the reinvested collateral represents a potential conflict of interest between the Adviser and Common Shareholders. See "Adviser Fee Conflict Risk."


       The Fund intends to manage its use of financial leverage through the reinvestment of securities lending collateral and through derivatives so that these arrangements will not be considered to create a "senior security" within the meaning of the 1940 Act or the Fund's investment policies. In this regard, in accordance with guidelines established by the Securities and Exchange Commission, the Fund's custodian on a daily basis will segregate in the Fund's custody account liquid portfolio assets equal to the then current (1) settlement value of the Fund's obligations under derivative instruments used to create leverage; and (2) value of any securities lending collateral that has been reinvested to create financial leverage. In addition, the Securities and Exchange Commission has established guidelines that restrict a registered investment company from loaning portfolio securities in excess of one third of its total assets, including the value of any collateral received. Accordingly, this restriction places a practical limit on the amount of financial leverage that may be obtained through reinvestment of securities lending collateral.

       Capital raised through forms of financial leverage other than through derivatives and the reinvestment of securities lending collateral will be subject to interest or dividend payments, which may exceed the income and appreciation on the assets purchased. Any future commencement of a borrowing or commercial paper program would involve expenses and other costs and may limit the Fund's ability to pay distributions on Common Shares or to engage in other activities.

       Under the 1940 Act, the Fund is not permitted to incur debt obligations, including borrowings, unless immediately after such issuance the total asset value of the Fund's portfolio is at least 300% of the liquidation value of the outstanding debt (i.e., such liquidation value may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. When debt obligations are incurred, the Fund intends, to the extent possible, to retire such obligations, as necessary, to maintain coverage of any debt obligations of at least 300%.

       In addition, borrowing/commercial paper program covenants and/or the terms of debt securities or preferred shares issued may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act or the Fund's investment policies. The Fund would only utilize such additional methods of financial leverage if it anticipated that these asset coverage requirements, covenants or guidelines would not significantly impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objectives and policies. See "Description of Capital Structure."

       To qualify for federal income taxation as a "regulated investment company," the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of a borrowing facility may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the lenders. Such a payment can be expected to decrease the principal amount of debt owed to such lenders.

       The Fund's willingness to utilize financial leverage for investment purposes, and the amount the Fund will use, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

       Assuming the utilization of financial leverage in the amount of 40% of the Fund's total leveraged assets and a collateral rebate rate of 2.33% payable on such financial leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such leverage costs is 1.55%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in this example.

       The following table is designed to illustrate the effect on the return to a Common Shareholder of leverage in the amount of approximately 40% of the Fund's total leveraged assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of
  expenses)...........................     (10)%     (5)%      0%      5%     10%
Corresponding Common Share return
  assuming 40% leverage...............  (18.22)%  (9.89)%  (1.55)%  6.78%  15.11%

       Financial leverage achieved through the purchase of derivative instruments such as forward foreign currency contracts exposes the Fund to special risks. See "Investment Objectives and Policies -- Additional Investment Practices" and "Risk Factors."

                                  RISK FACTORS

NO OPERATING HISTORY

       The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INCOME RISK

       The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund over time could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

CREDIT RISK

       Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. For MBS, credit risk involves two types: delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed collateral or the Fund's inherent right to forgive principal or modify a debt instrument. For MBS, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners and other market factors. For corporate debt securities and Senior Loans, credit risk refers to default risk, which typically means the nonpayment of interest and/or principal when it is due.

PREPAYMENT RISK

       During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding securities. This is known as call or prepayment risk. Certain income securities have call protection features that permit the issuer to redeem the security prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and MBS typically have no such call protection. For premium bonds and premium loans (bonds and loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

ISSUER RISK

       The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

NON-INVESTMENT GRADE SECURITIES RISK

       Most of the Fund's investments in Senior Loans are of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. Non-Investment Grade Securities are considered predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment Grade Securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

SENIOR LOANS RISK

       The risks associated with Senior Loans are primarily the risks of investing in Non-Investment Grade Securities. Senior Loans are typically senior and secured, in contrast to other types of Non-Investment Grade Securities, which are often subordinated and unsecured. The Fund's investments in Senior Loans are typically of below investment grade quality and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may lose a portion or all of its value or become illiquid, which would adversely affect the loan's value.

       Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

       Senior Loans are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest in assets at lower yields. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

VALUATION OF SENIOR LOANS

       The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a more active secondary market because there is less reliable objective data available.

CURRENCY RISK

       Since the Fund will generally maintain substantial exposure to investments denominated in foreign currencies, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) that affect the value of the Fund's foreign investments and the accrued income of the investments. The value of the Fund's foreign assets in U.S. dollars and the accrued income of the Fund in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates.

       Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Currencies in which the Fund holds long positions or in which portfolio assets are denominated may depreciate against the U.S. dollar, resulting in a loss to the Fund. Currencies in which the Fund holds short positions may appreciate against the U.S. dollar, also resulting in a loss to the Fund. In certain countries, the central bank manages the currency rate against a basket of one or more index currencies of other major countries. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the index currencies while retaining exposure to the local currency. In such a situation, the Fund's strategy could fail if a country changes the announced or implied components of the index currencies against which the Fund has hedged its exposure.

       The Fund may buy or sell foreign currencies and may deal in forward foreign currency contracts, that is, agree to buy or sell a specified currency at a specified price and future date. The Fund may use forward contracts for (1) obtaining long or short investment exposures to foreign currencies, (2) hedging or (3) currency risk management. Currency risk management may include taking active currency positions relative to the Fund's securities portfolio.

       Other risks involved in currency investments include the dependence on the Adviser's ability to forecast movements in exchange rates and imperfect correlations between movements in exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversions of certain currencies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and significant devaluations may occur during periods in which the Fund holds investments in these currencies.

       Certain currency investments, including those in emerging market countries, may be highly volatile, and movement in these currencies may result in substantial loss to the Fund.

       Certain currency-related investments may be acquired in the "over-the-counter" or "interdealer" markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem.

       A portion of the Fund's currency investments may be or become illiquid. Illiquidity may result from the small quantities in which the securities held were issued and or from lower trading volumes in the securities markets and/or currencies of certain countries. If illiquid currency investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

FOREIGN DEBT OBLIGATION RISK

       The Fund will generally maintain substantial investments in Foreign Obligations. Foreign governmental securities include securities issued or guaranteed by foreign governments (including political subdivisions) and their authorities, agencies or instrumentalities and by supra-national agencies. Foreign governmental securities may have different levels of government support. For example, some foreign governmental securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, foreign governmental securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the government issuer. Foreign governmental securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Like other fixed income securities, foreign governmental securities are subject to market risk. Their market values fluctuate as interest rates change, generally falling during times of rising interest rates. Yields on foreign governmental securities tend to be lower than those of corporate securities of comparable maturities.

       Foreign corporate securities include securities issued or backed by corporations domiciled outside the United States and securities issued or backed by foreign subsidiaries of U.S. corporations. Foreign corporate securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Foreign corporate securities are exposed to credit risks comparable to domestic issues of similar investment quality. Like other fixed income securities, foreign corporate securities are subject to market risk. Their market values fluctuate as interest rates change, generally falling during times of rising interest rates.

       Investment in foreign governmental and corporate issuers may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign debt obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The debt obligations of some foreign governments and companies and foreign markets are less liquid and at times more volatile than comparable U.S. debt obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

       The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Furthermore, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

       In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its value or a disruption of income from investments in such countries.

MORTGAGE-BACKED SECURITIES RISK

       The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment and when MBS are trading at a substantial premium. Prepayments may cause the Fund to incur capital loss and may reduce the Fund's income distributions because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Common Shares can also be adversely affected by erosion in premiums on MBS held.

       Certain government agencies or instrumentalities, such as the GNMA, FNMA and FHLMC, provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.

DERIVATIVES RISK

       Derivative transactions (such as forward contracts, futures contracts and options thereon, options, swaps and short sales) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

LIQUIDITY RISK

       The Fund may invest without limitation in securities for which there is no readily available trading market or which are otherwise illiquid, including certain Senior Loans. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value.

REINVESTMENT RISK

       Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Shares' distribution rate and their overall return.

INFLATION RISK

       Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund's cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income.

MARKET PRICE OF SHARES

       The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering.

MANAGEMENT RISK


       The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.


ADVISER FEE CONFLICT RISK

       The fee paid to the Adviser for investment management services will be higher when the Fund uses financial leverage whether through forward foreign currency contacts or similar instruments or through the reinvestment of securities lending collateral, because the fee will be paid on the basis of the Fund's assets including this financial leverage. Consequently, the Adviser may have a financial interest for the Fund to utilize such financial leverage, which may create a conflict of interest between the Adviser and the Common Shareholders of the Fund.

EFFECTS OF LEVERAGE

       There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. See "Use of Leverage and Related Risks."

INTEREST RATE RISK

       The value of Common Shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline. Because U.S. interest rates have recently been at or near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Floating-rate securities held by the Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the securities are reset. Fluctuations in the value of fixed-rate securities held by the Fund will not affect interest income received on the securities, but will be reflected in the Fund's net asset value. Fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Fund will normally have a dollar-weighted average duration of no more than three years (including the effects of anticipated leverage), the Common Shares' net asset value and market price per Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested in shorter duration securities and less than if the Fund invested mainly in longer duration securities. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful. The Fund is intended to have a relatively low level of interest rate risk.

MARKET DISRUPTION

       The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact the value of securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS

       The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

       The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

       Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $94.3 billion as of October 31, 2004. Eaton Vance is an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

       Under the general supervision of the Fund's Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund.


       In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of .75% of the average daily total leveraged assets of the Fund, subject to the limitation on total leveraged assets and the expense reimbursement agreement described below. Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of .20% of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations, .15% of average daily total leveraged assets of the Fund in year six, .10% in year seven and .05% in year eight. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. For example, if the Fund holds a long forward currency contract with a notional value of 10.0 million Euro and a short forward currency contract with a notional value of 3.0 million Euro, the total leveraged assets will include only the net notional value of such offsetting positions (i.e., 7.0 million Euro). When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position. For example, if the Fund holds both a 10.0 million Euro denominated bond and a short forward currency contract with a notional value of 3.0 million Euro, total leveraged assets will exclude the 3.0 million Euro short forward currency contract and include the 10.0 million Euro denominated bond. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total leveraged assets, including leverage from derivatives investments, securities lending and the proceeds from any borrowings and from the issuance of preferred shares.



       The "notional value" of a forward foreign currency contract or a futures contract or swap based upon foreign currencies, issuers or markets for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked-to-market on a daily basis and are reflected in the Fund's net assets. For example, if a $100,000 forward foreign currency contract is in the money $1,000, total leveraged assets would include $101,000 attributable to such contract: The $100,000 notional value of the contract plus the $1,000 positive mark-to-market adjustment to the Fund's net assets. Similarly, if such a contract is $1,000 out of the money, total leveraged assets would include $99,000 attributable to the contract: The $100,000 notional value of the contract minus the $1,000 negative mark-to-market adjustment to the Fund's net assets.



       Common Shareholders should note that the Adviser may earn substantial fees attributable to the inclusion of the notional value of forward foreign currency contracts and futures contracts and swap contracts based upon foreign currencies in the calculation of total leveraged assets even if such investments are not profitable to the Fund. For example, in the above case of a forward foreign currency contract with a $100,000 notional value that is $1,000 out of the money, the Adviser will still earn a fee on $99,000 attributable to this investment even though it has lost money for the Fund.


       THE METHOD OF CALCULATING THE ADVISER'S MANAGEMENT FEE IS DIFFERENT THAN THE WAY CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES. Traditionally, closed-end investment companies calculate management fees based on a measure of assets that would not include the notional value of foreign currency forward contracts and other Foreign Obligation derivatives. The Fund's fee is calculated differently because the Fund's leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund expects in part to obtain leverage through the reinvestment of securities lending collateral, it also expects to make substantial use of forward foreign currency commitments and other Foreign Obligation derivatives for leverage purposes rather than relying on reinvestment of securities lending collateral or on more traditional forms of leverage used by many closed-end investment companies (such as borrowing money and/or issuing preferred stock.) The Adviser's fee would be lower if its fee was calculated in the more traditional fashion because it would not earn fees on the notional value of forward foreign currency contracts and other Foreign Obligation derivatives. By way of example, if the Fund has $1,500 million in total leveraged assets and $500 million of this constitutes the notional value of long and short forward foreign currency contracts (after taking account of any netting as described above), the following illustrates how the investment management fee would be different if the fee base did not include the notional value of such positions:

                                                            FUND'S        CONVENTIONAL
                                                        MANAGEMENT FEE   MANAGEMENT FEE
                                                         CALCULATION      CALCULATION
                                                        --------------   --------------
Assets used to calculate management fee...............  $1,500,000,000   $1,000,000,000
Annual management fee (before expense reimbursement)
  (0.75%).............................................     $11,250,000       $7,500,000


       The Advisers in coordination with the custodians has implemented compliance monitoring systems to accurately track the level of notional leverage created through forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets for purposes of determining total leveraged assets in calculating the management fee. These systems include elements designed to ensure that such determination is made at all times appropriately taking account of the netting of long and short positions in the manner described above. This monitoring function is overseen by the Fund's Chief Compliance Officer and is designed, implemented and monitored separately from portfolio management functions. In addition, the Adviser's Chief Investment Officer will monitor the Fund's use of leverage through forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or obligations for continued appropriateness. The Fund's Board will be provided with periodic reports concerning the Fund's use of leverage, including the types and amounts utilized and the impact upon returns to Common Shareholders.


       Mark Venezia, Susan Schiff, Christine Johnston, Scott H. Page, Payson F. Swaffield and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund's investments, as well as allocations among the Fund's three principal investment categories. The following individual members of this team are responsible for the day-to-day management with either of the Fund's three main asset classes:

       MBS. Ms. Schiff and Ms. Johnston are responsible for the day-to-day management of the Fund's MBS strategy. Ms. Schiff has been an Eaton Vance portfolio manager since 1991, and is a Vice President of Eaton Vance. Among other portfolios, she currently manages Eaton Vance Government Obligations Fund, a registered open-end fund, which employs an investment strategy primarily focused on MBS. In addition, Ms. Schiff is among the portfolio managers of Eaton Vance Limited Duration Income Fund, a multi-sector closed-end income fund, which has MBS as one of its three principal investment categories. Ms. Johnston is a Vice President of Eaton Vance and has been analyzing MBS for Eaton Vance mutual funds, including Government Obligations Fund and Limited Duration Income Fund, since 1994. She was named co-portfolio manager of Low Duration Fund in May 2003.

       Senior Loans. Messrs. Page and Swaffield are responsible for the day-to-day management of the Fund's Senior Loan strategy. Messrs. Page and Swaffield have been Eaton Vance portfolio managers since 1996, and are Vice Presidents of Eaton Vance. They currently co-manage Eaton Vance Prime Rate Reserves, a registered closed-end interval fund, Eaton Vance Classic Senior Floating-Rate Fund, a registered closed-end interval fund, Eaton Vance Floating-Rate Fund, a registered open-end fund, Eaton Vance Floating-Rate High Income Fund, a registered open-end fund, Eaton Vance Senior Income Trust, a registered closed-end fund listed on the New York Stock Exchange, Eaton Vance Senior Floating-Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, and Eaton Vance Floating-

Rate Income Trust, a registered closed-end fund listed on the New York Stock Exchange, all of which employ investment strategies primarily focused on Senior Loans. In addition, Messrs. Page and Swaffield are among the portfolio managers of Eaton Vance Limited Duration Income Fund, a multi-sector closed-end income fund, which has Senior Loans as one of its principal investment categories.

       Foreign Obligations. Mr. Venezia is responsible for the day-to-day management of the Fund's Foreign Obligations strategy. Mr. Venezia has been an Eaton Vance portfolio manager since 1984, and is a Vice President of Eaton Vance. He currently manages the Eaton Vance Strategic Income Fund, a registered open-end fund, which invests in part in a strategy that utilizes currency and foreign debt securities. In addition, Mr. Venezia is among the portfolio managers of Eaton Vance Limited Duration Income Fund, a multi-sector closed-end income fund. Mr. Venezia is also head of Eaton Vance's Global Bond Department, which uses global economic and political analysis to invest in income securities worldwide.

       Code of Ethics. The Fund and the Adviser each have adopted a Code of Ethics relating to personal securities transactions. Each Code of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

THE ADMINISTRATOR

       Eaton Vance serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include record keeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business.

                                 DISTRIBUTIONS

       Commencing with the Fund's first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders. The amount of each monthly distribution will vary depending on a number of factors, including interest payable on debt or other costs of financial leverage. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, this practice may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below. The Board may modify its distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. See "Tax Matters."

       The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund's investment company taxable income will be distributed each year. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. If the Fund's total monthly distributions in any year exceed the amount of its net investment income and net capital gain for the year, any such excess would be characterized as a return of capital for federal income tax purposes. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide the Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.


       If, for any calendar year, the total distributions made exceed the Fund's net investment taxable income and net capital gain, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund's distribution policy results in distributions in excess of its net investment taxable income and net capital gain, such distributions will decrease its total leveraged assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.

       The Fund has applied for an order from the Securities and Exchange Commission granting exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act. The Fund will not pursue this distribution policy until it receives such an exemptive order. There is no guarantee that the Securities and Exchange Commission will grant such exemptive relief. However, if the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, the Adviser does not believe that the Fund's distribution policy will be adversely affected.

       Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

                                  TAX MATTERS

       The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

       The Fund will distribute each year all or substantially all of its net investment income, which consists of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated options positions and gains on the sale of portfolio investments held one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Distributions of net investment income generally are taxable to Common Shareholders as ordinary income. The Fund will also distribute at least annually any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after the adjusted tax basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). The Fund's distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax treatment for individual taxpayers.

       The Fund believes that its investment strategies, including its investments in Foreign Obligations denominated in foreign currencies, will generate qualifying income for purposes of the Fund meeting the requirements for treatment as a regulated investment company ("RIC") under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income for RIC purposes, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

       The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

       Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or
(ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

       An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2005, 28%).

       The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any pending or proposed tax law changes.

                           DIVIDEND REINVESTMENT PLAN

       Pursuant to the Fund's dividend reinvestment plan (the "Plan"), a Common Shareholder may elect to have all Fund distributions (including all capital gain dividends) automatically reinvested in Common Shares. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form.

       PFPC Inc. (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

       Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the Plan participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

       In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

       The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

       There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

       Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

       Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a dividend reinvestment account.

       All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

       The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 15, 2004 and filed with the Secretary of The Commonwealth on April 16, 2004 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

       The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distribution on the Common Shares when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund including all obligations under derivative instruments, all outstanding borrowings and collateral from securities lending that the Fund is obligated to return to securities lending counterparties, and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies Common Shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability for Common Shareholders remote.

       While there are any borrowings outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, (i) all accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 200% of the aggregate amount of such securities representing indebtedness. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements pursuant to financial covenants associated with a borrowing/commercial paper program. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to reduce borrowings from time to time to maintain compliance with such asset coverage requirements. See "Investment Objectives and Policies" and "Tax Matters." Depending on the timing of any such repayment, the Fund may be required to pay a premium in addition to the liquidation preference to lenders under a borrowing/commercial paper program.

       The Fund has no present intention of offering additional Common Shares except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

       The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

       In the event that the Fund in the future leverages through borrowings/commercial paper, the Fund expects that it would enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

       In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely will limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940

Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

       Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

       The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "preferred shares"), having a par value of $.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Fund has no current intention of issuing preferred shares. However, it is possible that preferred shares could be issued at some future time as an additional method of obtaining financial leverage or as a replacement of other forms of financial leverage such as derivative instruments and/or the reinvestment of securities lending collateral.

       Under the requirements of the 1940 Act, if preferred shares are issued, the Fund must, immediately after the issuance of any such preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

       In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

       Holders of any outstanding preferred shares, voting as a class, shall be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than imposed by the 1940 Act. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

       If the Fund were to issue preferred shares, it likely would need to seek a credit rating for the preferred shares from one or more Rating Agencies. In such event, as long as any such preferred shares are outstanding, the composition of the Fund's portfolio will reflect guidelines established by such Rating Agency. The Fund anticipates that the guidelines with respect to any preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. The Fund currently anticipates that such guidelines would include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by any such Rating Agency will be more or less restrictive than as described in this prospectus.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

       The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

       In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

       The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                      POSSIBLE CONVERSION TO OPEN-END FUND

       The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

       Subject to the terms and conditions stated in the purchase agreement
dated           , 2005, each Underwriter named below, for which Merrill Lynch,
Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                 NUMBER OF
UNDERWRITER                                                    COMMON SHARES
-----------                                                    -------------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
UBS Securities LLC..........................................
A.G. Edwards & Sons, Inc. ..................................
Advest, Inc. ...............................................
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc. .....................................................
Robert W. Baird & Co. Incorporated..........................
H&R Block Financial Advisors, Inc. .........................
Ferris, Baker Watts, Incorporated...........................
Fixed Income Securities, L.P. ..............................
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................
KeyBanc Capital Markets, a division of McDonald Investments
  Inc. .....................................................
Oppenheimer & Co. Inc. .....................................
RBC Capital Markets Corporation.............................
SunTrust Capital Markets, Inc. .............................
Wells Fargo Securities, LLC.................................
                                                               -------------
             Total..........................................
                                                               =============

       The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have jointly agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS


       The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $     per Common Share.
The sales load the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may
reallow, a discount not in excess of $     per Common Share on sales to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares
purchased on or before           , 2005.

       The following table shows the public offering price, sales load and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                                            WITHOUT          WITH
                                             PER SHARE   OVERALLOTMENT   OVERALLOTMENT
                                             ---------   -------------   -------------
Public offering price......................   $20.00           $               $
Sales load.................................     $.90           $               $
Estimated offering expenses................     $.04           $               $
Proceeds, after expenses, to the Fund......   $19.06           $               $

       The expenses of the offering are estimated at $     and are payable by
the Fund. The Fund has agreed to pay the Underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Adviser has agreed to reimburse all of the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load, but including the reimbursement of expenses described above) exceed $.04 per Common Share.

OVERALLOTMENT OPTION

       The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

       Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representative may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, or maintain, that price.

       If the Underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus) the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of the Fund's Common Shares to be higher than it might be in the absence of such purchases.

       Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

       The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Plan.

       The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

       One or more of the Underwriters of the Common Shares may also act as an underwriter of the Fund's preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

       The Common Shares will be sold in such a manner as to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS


       The Adviser (and not the Fund) has agreed to pay a quarterly fee to Merrill Lynch at the annual rate of .15% of the Fund's average total leveraged assets during the continuance of the Advisory Agreement between the Adviser and the Fund, provided, however, if investment leverage exceeds 40% of the Fund's total leveraged assets, Merrill Lynch will not receive a fee on total leveraged assets in excess of this amount. In addition, the advisor will pay to Merrill Lynch a fee in the amount of $8,177 as a transaction processing fee. The total amount of these additional compensation payments and the transaction processing fee paid to Merrill Lynch will not exceed 3.87644% of the total price to the public of the Common Shares sold in this offering. The Adviser (and not the
Fund) has also agreed to pay to UBS Securities LLC, quarterly in arrears, an annual fee of up to .15% of the Fund's average total leveraged assets attributable to the Common Shares sold by UBS Securities LLC, provided, however, if investment leverage exceeds 40% of the Fund's total leveraged assets, UBS Securities LLC will not receive a fee on total leveraged assets attributable to Common Shares sold by UBS Securities LLC in excess of this amount. The total amount of the additional compensation payments paid to UBS Securities LLC will not exceed .58731% of the total price to the public of the Common Shares sold in this offering. The Adviser (and not the Fund) has also agreed to pay to certain qualifying Underwriters who meet specified sales targets ("Qualifying Underwriters"), quarterly in arrears, an annual fee of up to .15% of the Fund's average total leveraged assets attributable to the Common Shares sold by such Qualifying Underwriters, provided, however, if investment leverage exceeds 40% of the Fund's total leveraged assets, Qualifying Underwriters will not receive a fee on total leveraged assets attributable to Common Shares sold by such Qualifying Underwriters in excess of this amount. Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of the Adviser. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.
will receive additional compensation which will not exceed      % of the
aggregate initial offering price of the Common Shares offered hereby. Merrill Lynch, UBS Securities LLC and the Qualifying Underwriters have agreed to provide, upon the request of the Adviser, certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis, information, studies or reports regarding the Fund and the closed-end investment company industry, and advice as to strategies for addressing any discount of the market value of the Fund's Common Shares to its net asset value.



       The total amount of these additional compensation payments and the transaction processing fee paid to Merrill Lynch, the additional compensation payments to UBS Securities LLC and the additional compensation payments to Qualifying Underwriters, plus the amount paid by the Fund as the $.00667 per Common Share reimbursement to the Underwriters, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to the Underwriters, will be limited to not more than 9.0% of the total price to the public of the Common Shares sold in this offering.


       The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

                          CUSTODIAN AND TRANSFER AGENT

       Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share daily. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the Securities and Exchange Commission.

       PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027, is the transfer agent and dividend disbursing agent of the Fund.

                                 LEGAL OPINIONS

       Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Nicholson Graham LLP, Boston, Massachusetts, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP as to certain matters of Massachusetts law.

                            REPORTS TO SHAREHOLDERS

       The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

       The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

       Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........   2
Trustees and Officers.......................................  13
Investment Advisory and Other Services......................  19
Determination of Net Asset Value............................  21
Portfolio Trading...........................................  22
Taxes.......................................................  24
Other Information...........................................  28
Independent Registered Public Accounting Firm...............  28
Financial Statements........................................  30
Appendix A: Ratings.........................................  A-1
Appendix B: Proxy Voting Policies and Procedures............  B-1

                           THE FUND'S PRIVACY POLICY

       The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

       - Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

       - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

       - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

       For more information about the Fund's privacy policies call
1-800-262-1122.

       Through and including           , 2005 (the 25th day after the date of
this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                             SHARES

                               (EATON VANCE LOGO)

                           EATON VANCE SHORT DURATION
                            DIVERSIFIED INCOME FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

                             ----------------------
                                   PROSPECTUS
                             ----------------------

                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                                  A.G. EDWARDS
                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                       H&R BLOCK FINANCIAL ADVISORS, INC.
                              FERRIS, BAKER WATTS
                                  INCORPORATED
                         FIXED INCOME SECURITIES, L.P.
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                            KEYBANC CAPITAL MARKETS
                               OPPENHEIMER & CO.
                              RBC CAPITAL MARKETS
                           SUNTRUST ROBINSON HUMPHREY
                             WELLS FARGO SECURITIES

                                          , 2005

                                                                      CE-SDDIFRH

                             SUBJECT TO COMPLETION

                               FEBRUARY 23, 2005


STATEMENT OF ADDITIONAL INFORMATION
          , 2005

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........    2
Trustees and Officers.......................................   13
Investment Advisory and Other Services......................   20
Determination of Net Asset Value............................   22
Portfolio Trading...........................................   23
Taxes.......................................................   25
Other Information...........................................   29
Independent Registered Public Accounting Firm...............   29
Financial Statements........................................   31
Appendix A: Ratings.........................................  A-1
Appendix B: Proxy voting policies and procedures............  B-1


       THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE SHORT DURATION DIVERSIFIED INCOME
FUND (THE "FUND") DATED           , 2005, AS SUPPLEMENTED FROM TIME TO TIME,
WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

       THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IS EFFECTIVE. THIS SAI, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

       Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

       Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

MORTGAGE-BACKED SECURITIES

GENERAL

       The Fund's investments in mortgage-backed securities may include conventional mortgage pass-through securities, floating rate mortgage-backed securities and certain classes of multiple class CMOs (as described below). Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

       Government National Mortgage Association ("GNMA") Certificates and Federal National Mortgage Association ("FNMA") Mortgage-Backed Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the GNMA Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. GNMA Certificates and FNMA Mortgage-Backed Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Fund). The Fund may purchase GNMA Certificates, FNMA Mortgage-Backed Certificates and various other mortgage-backed securities on a when-issued basis subject to certain limitations and requirements.

       The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interest in FHLMC'S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

       While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by the Fund, the actual life of any such security is likely to be substantially less than the average final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. The Fund, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through" security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by the Fund at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If such a security has been purchased by the Fund at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

       The CMO classes in which the Fund may invest include sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by the FHLMC and by financial institutions and other mortgage lenders, which are generally fully collateralized by a pool of mortgages held under an indenture. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Currently, the Adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for the Fund only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S. Government securities).

RISKS OF CERTAIN MORTGAGE-BACKED AND INDEXED SECURITIES

       Although the are not considered to be mortgage-backed securities, index amortizing notes and other callable securities are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. The residual classes of CMOs are subject to both prepayment and extension risk.

       Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. The market values of currency-linked securities may be very volatile and may decline during periods of unstable currency exchange rates.

SENIOR LOANS

STRUCTURE OF SENIOR LOANS

       A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan

Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

       Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

       The Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

       The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

       The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group a division of The McGraw-Hill Companies, Inc. ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency) or, if unrated, determined by the Adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

LOAN COLLATERAL

       In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including, but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE FUND

       In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS

       A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS

       In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

       A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan

Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS

       Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS

       From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

       The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

       The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

       If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

       The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar-denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.

DEBTOR-IN-POSSESSION FINANCING

       The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

LITIGATION INVOLVING EATON VANCE

       On October 15, 2001, an amended consolidated complaint was filed in the United States District Court for the District of Massachusetts against four Eaton Vance closed-end interval funds (the "Interval Funds"); their Trustees and certain officers of the Interval Funds; Eaton Vance, the Interval Funds' administrator; Boston Management and Research, the Interval Funds' investment adviser; and Eaton Vance Corp., the parent of Eaton Vance and Boston Management and Research. The complaint, framed as a class action, alleges that for the period between May 25, 1998 and March 5, 2001, the Interval Funds' assets were incorrectly valued and certain matters were not properly disclosed, in violation of the federal securities laws. The Complaint seeks unspecified damages. The named defendants believe that the Complaint is without merit and are vigorously contesting the lawsuit. Eaton Vance believes that the lawsuit is not likely to have a material adverse affect on its ability to render services to the Fund.

REGULATORY CHANGES

       To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

CREDIT QUALITY

       Many Senior Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Senior Loans are subject to similar or identical risks and other characteristics described below in relation to Non-Investment Grade Securities.

NON-INVESTMENT GRADE SECURITIES

       Investments in non-investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of higher quality securities.

       Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in non-investment grade securities prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of non-investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of non-investment grade securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

       The secondary market on which non-investment grade securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance's research and analysis when investing in non-investment grade bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

       A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this Statement of Additional Information. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating non-investment grade securities can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of non-investment grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

       In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of high quality debt securities.

OTHER INVESTMENTS

FIXED INCOME SECURITIES

       Fixed income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

       Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value.

       Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

       The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Fund also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix A.

ZERO COUPON BONDS

       Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

INDEXED SECURITIES AND DERIVATIVES

       The Fund's investments in indexed securities and derivatives as described in the Prospectus may include to a limited extent indexed securities or derivatives that are based upon the value of indices of foreign fixed-income/debt securities and/or, foreign equity securities. The investment value of such a security or derivative may change positively or inversely in relation to one or more these indices or other financial indicators described in the prospectus ("reference prices"). An indexed security or derivative may be leveraged to the extent that the magnitude of any change in the interest rate, principal or other payment payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities and derivatives may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

SHORT SALES

       The Fund may utilize short sales for hedging, risk management and speculative purposes. A short sale is affected by selling a security which the Fund does not own, or, if the Fund does own the security, is not to be delivered upon consummation of the sale. The Fund may engage in short sales "against the box" (i.e., short sales of securities the Fund already owns) for hedging, risk management and speculative purposes. If the price of the security in the short sale decreases, the Fund will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Fund will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

       Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize shorts at all.

FOREIGN INVESTMENTS

       The Fund may have substantial exposure to foreign securities. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

       American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

OPTIONS

       Call options may be purchased to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities or other investments that the Fund intends to purchase or has sold short. Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by the Fund. Buying options may reduce the Fund's returns, but by no more than the amount of the premiums paid for the options.

       The Fund may write covered and uncovered call options (i.e., where the Fund owns the security or other investment that is subject to the call) to enhance returns when the Adviser perceives that the option premium offered is in excess of the premium that the Adviser would expect to be offered under existing market conditions, or if the exercise price of the option is in excess of the price that the Adviser expects the security or other underlying investment to reach during the life of the option. Writing covered call options may limit the Fund's gain on portfolio investments if the option is exercised because the Fund will have to sell the underlying investments below the current market price. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

SHORT-TERM TRADING

       Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

TEMPORARY INVESTMENTS

       The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

INVESTMENT RESTRICTIONS

       The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

                (1) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

                (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

                (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

                (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

                (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

                (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

                (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

                (8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

                (9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

       The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.


       In regard to restriction (5), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.



       For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.


       The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

       Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

       Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

       As described in the Prospectus, under normal market circumstances, the Fund expects to maintain a weighted average portfolio credit quality of investment grade. In determining the average credit quality of the Fund, Eaton Vance intends to use a methodology, based structurally on the S&P or Moody's rating system (or both) described in Appendix A to this SAI, which assumes a linear relationship in the credit quality ratings for ratings between C and AAA
(Aaa). Securities with a rating below C will not be assigned any value in the calculation of average credit quality. For the purpose of determining the Fund's average credit quality, when a security is rated by more than one nationally recognized statistical rating agency, the Adviser generally will use the highest rating available. Within this general guideline, the Fund may invest in individual securities of any credit quality. The Fund's holdings of Non-Investment Grade Securities and Senior Loans with lower credit ratings generally will be offset by MBS with very high credit ratings. A "barbell" portfolio of lower rated and higher rated securities may have risk characteristics that differ from fixed income securities with credit ratings equivalent to the portfolio average.

                             TRUSTEES AND OFFICERS

       The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                           TERM OF OFFICE                                      FUND COMPLEX
NAME AND                   POSITION(S)           AND             PRINCIPAL OCCUPATION(S)        OVERSEEN BY          OTHER
DATE OF BIRTH             WITH THE FUND   LENGTH OF SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)     DIRECTORSHIPS HELD
-------------             -------------   -----------------      -----------------------       -------------   ------------------
INTERESTED TRUSTEES
James B. Hawkes.........  Trustee(2) and  Since 1/14/05      Chairman, President and Chief          194        Director of EVC
11/9/41                   Vice President  Three Years        Executive Officer of BMR, Eaton
                                                             Vance, EVC and EV; Director of
                                                             EV; Vice President and Director
                                                             of EVD. Trustee and/or officer
                                                             of 194 registered investment
                                                             companies in the Eaton Vance
                                                             Fund Complex. Mr. Hawkes is an
                                                             interested person because of his
                                                             positions with BMR, Eaton Vance,
                                                             EVC and EV, which are affiliates
                                                             of the Fund.
NON-INTERESTED TRUSTEES
Samuel L. Hayes, III....  Trustee(2)      Since 1/14/05      Jacob H. Schiff Professor of           194        Director of
2/23/35                                   Three Years        Investment Banking Emeritus,                      Tiffany & Co.
                                                             Harvard University Graduate                       (specialty
                                                             School of Business                                retailer) and
                                                             Administration.                                   Telect, Inc.
                                                                                                               (telecommunication
                                                                                                               services company)
William H. Park.........  Trustee(3)      Since 1/14/05      President and Chief Executive          194        None
9/19/47                                   Three Years        Officer, Prizm Capital
                                                             Management, LLC (investment
                                                             management firm) (since 2002).
                                                             Executive Vice President and
                                                             Chief Financial Officer, United
                                                             Asset Management Corporation (a
                                                             holding company owning
                                                             institutional investment
                                                             management firms) (1982-2001).
Ronald A. Pearlman......  Trustee(3)      Since 1/14/05      Professor of Law, Georgetown           194        None
7/10/40                                   Three Years        University Law Center (since
                                                             1999). Tax Partner, Covington &
                                                             Burling, Washington, DC
                                                             (1991-2000).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                           TERM OF OFFICE                                      FUND COMPLEX
NAME AND                   POSITION(S)           AND             PRINCIPAL OCCUPATION(S)        OVERSEEN BY          OTHER
DATE OF BIRTH             WITH THE FUND   LENGTH OF SERVICE       DURING PAST FIVE YEARS        TRUSTEE(1)     DIRECTORSHIPS HELD
-------------             -------------   -----------------      -----------------------       -------------   ------------------
Norton H. Reamer........  Trustee(4)      Since 1/14/05      President, Chief Executive             194        None
9/21/35                                   Three Years        Officer and a Director of Asset
                                                             Management Finance Corp. (a
                                                             specialty finance company
                                                             serving the investment
                                                             management industry) (since
                                                             October 2003). President,
                                                             Unicorn Corporation (an
                                                             investment and financial
                                                             advisory services company)
                                                             (since September 2000).
                                                             Formerly, Chairman, Hellman,
                                                             Jordan Management Co., Inc. (an
                                                             investment management company)
                                                             (2000-2003). Formerly, Advisory
                                                             Director of Berkshire Capital
                                                             Corporation (investment banking
                                                             firm) (2002-2003). Formerly,
                                                             Chairman of the Board, United
                                                             Asset Management Corporation (a
                                                             holding company owning
                                                             institutional investment
                                                             management firms) and Chairman,
                                                             President and Director, UAM
                                                             Funds (mutual funds) (1980-
                                                             2000).
Lynn A. Stout...........  Trustee(4)      Since 1/14/05      Professor of Law, University of        194        None
9/14/57                                   Three Years        California at Los Angeles School
                                                             of Law (since July 2001).
                                                             Formerly, Professor of Law,
                                                             Georgetown University Law
                                                             Center.

------------

(1) Includes both master and feeder funds in master-feeder structure.

(2) Class I Trustees whose term expires in 2005.

(3) Class II Trustees whose term expires in 2006.

(4) Class III Trustees whose term expires in 2007.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                      TERM OF OFFICE AND   PRINCIPAL OCCUPATIONS DURING PAST
NAME AND DATE OF BIRTH    POSITION(S) WITH THE FUND   LENGTH OF SERVICE               FIVE YEARS
----------------------    -------------------------   ------------------   ---------------------------------
Thomas E. Faust Jr. ....  President and Chief           Since 1/13/05      Executive Vice President of Eaton
5/31/58                   Executive Officer                                Vance, BMR, EVC and EV; Chief
                                                                           Investment Officer of Eaton Vance
                                                                           and BMR and Director of EVC.
                                                                           Chief Executive Officer of Belair
                                                                           Capital Fund LLC, Belcrest
                                                                           Capital Fund LLC, Belmar Capital
                                                                           Fund LLC; Belport Capital Fund
                                                                           LLC and Belrose Capital Fund LLC
                                                                           (private investment companies
                                                                           sponsored by Eaton Vance).
                                                                           Officer of 57 registered
                                                                           investment companies managed by
                                                                           Eaton Vance or BMR.
James L. O'Connor.......  Treasurer and Principal       Since 4/15/04      Vice President of BMR, Eaton
4/1/45                    Financial and Accounting                         Vance and EVD. Officer of 116
                          Officer                                          registered investment companies
                                                                           managed by Eaton Vance or BMR.
Alan R. Dynner..........  Secretary                     Since 4/15/04      Vice President, Secretary and
10/10/40                                                                   Chief Legal Officer of BMR, Eaton
                                                                           Vance, EVD, EV and EVC. Officer
                                                                           of 194 registered investment
                                                                           companies managed by Eaton Vance
                                                                           or BMR.
Mark S. Venezia.........  Vice President                Since 1/13/05      Vice President of Eaton Vance and
5/23/49                                                                    BMR.
Christine Johnson.......  Vice President                Since 4/15/04      Vice President of Eaton Vance and
11/9/72                                                                    BMR. Officer of 2 Registered
                                                                           investment companies managed by
                                                                           Eaton Vance or BMR.
Scott H. Page...........  Vice President                Since 4/15/04      Vice President of Eaton Vance and
11/30/59                                                                   BMR. Officer of 4 registered
                                                                           investment companies managed by
                                                                           Eaton Vance or BMR
Susan Schiff............  Vice President                Since 4/15/04      Vice President of Eaton Vance and
3/13/61                                                                    BMR. Officer of 22 registered
                                                                           investment companies managed by
                                                                           Eaton Vance or BMR.
Payson F. Swaffield.....  Vice President                Since 4/15/04      Vice President of Eaton Vance and
8/13/56                                                                    BMR. Officer of 14 registered
                                                                           investment companies managed by
                                                                           Eaton Vance or BMR.
Michael W. Weilheimer...  Vice President                Since 4/15/04      Vice President of Eaton Vance and
2/11/61                                                                    BMR. Officer of 11 registered
                                                                           investment companies managed by
                                                                           Eaton Vance or BMR.

       The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.

       The Governance Committee of the Board of Trustees of the Fund is comprised of the non-interested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of non-interested Trustees and the compensation of non-interested Trustees.

       The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

       Messrs. Reamer (Chairman), Hates, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a non-interested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.

       Messrs. Hayes (Chairman), Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the non-interested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

       As of the date of this SAI, the Governance Committee has met
times, the Audit Committee and Special Committee have met           times.

       When considering approval of the Advisory Agreement between the Fund and the Adviser, the Special Committee considered, among other things, the following:

       - A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

       -     Information on the relevant peer group(s) of funds;

       - The economic outlook and the general investment outlook in the relevant investment markets;

       - Eaton Vance's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

       -     Arrangements regarding the distribution of Fund shares;

       - The procedures used to determine the fair value of the Fund's assets;

       - The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

       - Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

       - The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

       - The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

       - The terms of the Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

       - Operating expenses (including transfer agency expenses) to be paid to third parties; and

       - Information to be provided to investors, including the Fund's shareholders.

       In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on January 14, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

       The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

       In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage.

       The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.


       The Special Committee was aware of the unusual nature of the management fee and the ways in which this fee differs from more traditional closed-end fund fee structures. In particular, the Special Committee was aware of and carefully considered the concept of "total leveraged assets." The Special Committee recognized that this will result in the payment of a fee based, in part, upon an amount consisting of notional exposures created by foreign forward currency contracts, futures contracts and swap agreements based upon foreign currencies, issuers or markets ("Foreign Synthetic Instruments"). The Special Committee was aware that this would cause the management fee borne by Common Shareholders to increase to the extent that the Adviser invests in such instruments.

       The Special Committee believed that this fee structure is appropriate in the context of the Fund's specific investment program. In this regard, the Special Committee considered the advantages to the Fund's investment program of increasing investment exposure in the Fund's Foreign Obligations component through investments in Foreign Synthetic Instruments. The Adviser explained and the Special Committee considered the economic equivalence, and the similarities from an investment management perspective, of investments in Foreign Synthetic Instruments as compared, for example, to making foreign bank deposits or investing in foreign government debt obligations. The Adviser explained and the Special Committee also considered that, to make direct Foreign Obligation investments (such as foreign deposits or purchasing foreign debt securities), the Fund would have to deploy assets that could otherwise be utilized in the other two components of the Fund's investment program.



       The Adviser also explained and the Special Committee considered that the Fund is designed to use leverage as part of its on-going investment strategy. The Adviser represented to the Special Committee that, if the Fund were to invest in direct Foreign Obligations on a leveraged basis through more conventional means, such as borrowings or the issuance of preferred shares, the Fund would incur significant additional costs not involved in obtaining these exposures through the use of Foreign Synthetic Instruments. In the case of borrowings, the Fund would be required to pay certain facility set up costs as well as interest on borrowed funds. These amounts would be borne by Common Shareholders. In the case of issuing preferred shares, Common Shareholders would bear the offering costs of such securities (including selling commissions), as well as the required periodic dividend payments. Preferred shares also provide substantially less flexibility and substantially higher costs in adjusting the level of leverage utilized from time-to-time. The Adviser explained and the Special Committee considered that the creation of leverage through investments in Foreign Synthetic Instruments can be expected to be more efficient and cost effective than the alternatives.



       The Adviser also explained, and the Special Committee considered, that the analysis and work by the Adviser in connection with direct foreign investments is demanding and requires substantial expertise and that the analysis and work required in creating notional exposures through investments in Foreign Synthetic Instruments is similarly demanding and requires substantially the same level of expertise. The Adviser also explained, and the Special Committee considered, that substantial expertise is required in connection with creating investment leverage through lines of credit or issuances of preferred stock and that substantial expertise is also required in creating leverage through Foreign Synthetic Instruments. Accordingly, the Special Committee concluded that it would be appropriate to compensate the Adviser for the exposures created by investing in Foreign Synthetic Instruments to the same extent as the Adviser would be compensated were the Adviser to create leverage and invest directly in foreign investments. The Special Committee also considered the potential conflicts of interest that may arise from the proposed method of compensating the Adviser and the manner in which these potential conflicts would be managed. In this regard, the Special Committee requested and the Adviser agreed to net long and short exposures in the same currency in determining "total leveraged assets" for purposes of calculating the fee so that the Adviser would only receive fees based upon the actual investment exposures created for the Fund. The Special Committee also considered the manner in which the Adviser would "segregate" or otherwise identify specific assets to cover the Fund's obligations with respect to Foreign Synthetic Instruments and the limitations resulting from such actions on the extent to which the Fund would be able to leverage its exposures through such investments. The Special Committee requested, and the Adviser agreed to provide periodic reports to the Special Committee on the manner in which fees with respect to these exposures are calculated as a means of further monitoring such potential conflicts. The Special Committee was advised by its independent legal counsel during these deliberations.



       Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, whereby the Adviser (and not the Fund) would pay Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

SHARE OWNERSHIP

       The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                                           DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF EQUITY
                                                          EQUITY SECURITIES   SECURITIES OWNED IN ALL REGISTERED
                                                            OWNED IN THE       FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                                                 FUND               EATON VANCE FUND COMPLEX
---------------                                           -----------------   ----------------------------------
INTERESTED TRUSTEES
  James B. Hawkes.......................................        None                Over $100,000
NONINTERESTED TRUSTEES
  Samuel L. Hayes, III..................................        None                Over $100,000
  William H. Park.......................................        None                Over $100,000
  Ronald A. Pearlman....................................        None                Over $100,000
  Norton H. Reamer......................................        None                Over $100,000
  Lynn A. Stout.........................................        None              $50,001 - $100,000

       As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

       During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

                1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

                2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
       (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

                3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

       During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

       Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

       The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) During the Fund's fiscal year ending May 31, 2005 it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2004, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).


                                            SAMUEL L.   WILLIAM H.   RONALD A.   NORTON H.   LYNN A.
SOURCE OF COMPENSATION                        HAYES        PARK      PEARLMAN     REAMER      STOUT
----------------------                      ---------   ----------   ---------   ---------   -------
Fund*.....................................   $     0     $     0      $     0     $     0    $     0
Fund Complex..............................   200,000     180,000(2)   180,000     180,000    180,000(3)


------------

 *  Estimated

(1) As of January 15, 2005, the Eaton Vance fund complex consisted of [194] registered investment companies or series thereof.

(2) Includes $106,968 of deferred compensation.

(3) Includes $45,000 of deferred compensation.

       PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix B to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action. The Fund's and the Adviser's Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

       Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

       Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

       The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

       The Advisory Agreement with the Adviser continues in effect to January 14, 2008 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

       Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a voting trust, the voting trustees of which are Messrs. James B. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas
E. Faust Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The voting trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

       EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

CODE OF ETHICS

       The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

       The Code can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES

       Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES

       Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

                        DETERMINATION OF NET ASSET VALUE

       The net asset value per Common Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Common Share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

       The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

       The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

       The Adviser uses an independent pricing service to value most loans, mortgage-backed securities (other than seasoned mortgage-backed securities) and other debt securities at their market value. Seasoned mortgage-backed securities are valued through the use of an independent matrix pricing system which takes into account bond prices, yield differentials, anticipated prepayment and interest rates provided by dealers. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

       The Trustees have approved and monitor the procedures under which Senior Loans are valued. The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

       Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

       Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Mortgage-backed "pass-through" securities are valued through use of an independent matrix pricing system applied by the Adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

       Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

       All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

                               PORTFOLIO TRADING

       Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

       The Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Fund.

       Other fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

       Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

       Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

       As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

       It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

       The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

       Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with which portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

       Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                     TAXES

       The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all or substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

       In order to avoid incurring a 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

       If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

       Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from certain United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Any dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

       Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the Unites States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market. A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

       A dividend (whether paid in cash or reinvested in additional Fund shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes exdividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

       The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

       Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

       Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

       The Fund's investments in options, futures contracts, hedging transactions, forward contracts, other derivative instruments (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

       The Fund believes that its investment strategies, including its investments in deposits of banks, bonds and other debt obligations in foreign denominated currencies and positions in foreign currencies, will generate qualifying income for RIC purposes under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

       Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

       Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

       Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

       Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

       The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

       The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

       Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at current rate of up to 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

       The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

       If the Fund issues preferred shares, the Fund will designate dividends made to holders of shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Fund income (such as net capital gains and other taxable income).

       The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions in capital gain dividends in accordance with the IRS position.

       Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and any applicable preferred shares class will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

STATE AND LOCAL TAXES

       Shareholders should consult their own tax advisers as the state or local tax consequences of investing in the Fund.

                               OTHER INFORMATION

       The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

       The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

       The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

       The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       Deloitte & Touche LLP, Boston, Massachusetts are the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholder of
Eaton Vance Short Duration Diversified Income Fund:

       We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the "Fund") as of February 8, 2005 and the related statement of operations for the period from April 15, 2004 (date of organization) through February 8, 2005. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

       We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Short Duration Diversified Income Fund as of February 8, 2005, and the results of its operations for the period from April 15, 2004 (date of organization) through February 8, 2005 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2005

               EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                February 8, 2005

                                ASSETS
  Cash......................................................  $100,000
  Offering costs............................................   600,000
  Receivable from Adviser...................................    20,000
                                                              --------
  Total assets..............................................  $720,000
                                                              ========

                             LIABILITIES
  Accrued offering costs....................................  $600,000
  Accrued organizational costs..............................    20,000
                                                              --------
  Total liabilities.........................................  $620,000
                                                              ========
Net assets applicable to 5,000 common shares of beneficial
  interest issued and outstanding...........................  $100,000
                                                              ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  20.00
                                                              ========

                            STATEMENT OF OPERATIONS

   PERIOD FROM APRIL 15, 2004 (DATE OF ORGANIZATION) THROUGH FEBRUARY 8, 2005

INVESTMENT INCOME...........................................   $     --
                                                               --------
EXPENSES
  Organization costs........................................     20,000
  Expense reimbursement.....................................    (20,000)
                                                               --------
     Net expenses...........................................   $     --
                                                               --------
NET INVESTMENT INCOME.......................................   $     --
                                                               ========

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

       The Eaton Vance Short Duration Diversified Income Fund (the "Fund") was organized as a Massachusetts business trust on April 15, 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management (the "Adviser"), the Fund's Investment Adviser.

       Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $20,000.

       Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. Based on an offering size of $300,000,000 the Fund has estimated the cost of the offering to be approximately $600,000 all of which will be paid by the Fund. Any amount in excess of $600,000 would be paid by Eaton Vance Management. The total estimated Fund offering costs are $716,560. Eaton Vance Management would pay $116,560 based on such estimate. The total estimated Fund offering costs includes the $.00667 per common share the Fund has agreed to pay the underwriters as partial reimbursement of expenses incurred in connection with the offering.

       The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.

NOTE 2:  ACCOUNTING POLICIES

       The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

       The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 15,000,000 common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

       Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily total leveraged assets of the Fund. The advisory contract provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount.

       In addition, Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily total leveraged assets for the first 5 full years of the Fund's operations, 0.15% of the average daily total leveraged assets in year 6, 0.10% in year 7 and 0.05% in year 8.

NOTE 4:  FEDERAL INCOME TAXES

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

                                                                      APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS(+)
                        MOODY'S INVESTORS SERVICE, INC.

LONG-TERM DEBT SECURITIES RATINGS

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

------------

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

       Should no rating be assigned, the reason may be one of the following:

                1. An application for rating was not received or accepted.

                2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

                3. There is a lack of essential data pertaining to the issue or issuer.

                4. The issue was privately placed, in which case the rating is not published in Moody's publications.

       Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

       Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

       AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

       Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

       B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

       CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

       CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

       C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

       D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

       L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

       NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

COMMERCIAL PAPER RATING DEFINITIONS

       A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

       AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

       l: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

       BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

       B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

       CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

       C:  Bonds are in imminent default in payment of interest or principal.

       DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

       PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

       NR:  Indicates that Fitch does not rate the specific issue.

       CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

       F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

       F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * *

       Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      APPENDIX B

                               EATON VANCE FUNDS
                       Proxy Voting Policy and Procedures

I. OVERVIEW

       The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

       Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

       The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

       Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

       The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

III. CONFLICTS OF INTEREST

       The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

       Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

IV. REPORTS

       The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

       Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE INVESTMENT COUNSEL
                      Proxy Voting Policies And Procedures

I. INTRODUCTION

       Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

 OVERVIEW

       Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

       The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

       In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

 PROXY VOTING GUIDELINES

       The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. ELECTION OF BOARD OF DIRECTORS

       The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

       - The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

       - The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

       - The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.

       - The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.

       - The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B. APPROVAL OF INDEPENDENT AUDITORS

       The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C. EXECUTIVE COMPENSATION

       The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

       - The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

       - The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

       These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

       - The Advisers will typically vote against plans that have any of the following structural features:

           - Ability to re-price underwater options without shareholder approval.

           - The unrestricted ability to issue options with an exercise price below the stock's current market price.

           -     Automatic share replenishment ("evergreen") feature.

       - The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

           - Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

           -     Using restricted stock grants instead of options.

           - Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

       - The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

       In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

       As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

       - Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

       - The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

       - The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

       - The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.

       - The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

       - The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

       - The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE

       Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES

       The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING

       The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

 RECORDKEEPING

       The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

       -     A copy of the Advisers' proxy voting policies and procedures;

       - Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

       -     A record of each vote cast;

       - A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

       - Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

       All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

  IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

       As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

       - Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.

       - A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

       - The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

       The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

       - If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

       - If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

           -     The client, in the case of an individual or corporate client;

           - In the case of a Fund its board of directors, or any committee identified by the board; or

           - The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

       The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

       If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Adopted June 6, 2003

               EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                          , 2005

                             ----------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                                 P.O. Box 43027
                           Providence, RI 02940-3027
                                 (800) 331-1710

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             Deloitte & Touche LLP

                                     PART C

                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)   FINANCIAL STATEMENTS:

      Included in Part A:
      Not applicable.

      Included in Part B:
      Independent Registered Public Accounting Firm's Report
      Statement of Assets and Liabilities
      Notes to Financial Statement

(2)   EXHIBITS:

      (a)   (1)   Agreement and Declaration of Trust dated April 15, 2004 is incorporated herein by reference to the Registrant's initial
                  Registration Statement on Form N-2 (File Nos. 333-114596 and
                  811-21563) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission on April 19, 2004 (Accession No.
                  0000898432-04-000354) ("Initial Common Shares Registration
                  Statement").

            (2) Amendment to Declaration of Trust dated November 29, 2004 is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on December 7, 2004 (Accession No. 0000898432- 04-001008)
                  ("Pre-Effective Amendment No. 1").

      (b)   (1)   By-Laws are incorporated herein by reference to the
                  Registrant's Initial Common Shares Registration Statement.

            (2) Amendment No. 1 to the By-Laws are incorporated herein by reference to Pre-Effective Amendment No. 1.

            (3) Amendment No. 2 to the By-Laws dated February 7, 2005, filed herein.

      (c)   Not applicable.

      (d) Form of Specimen Certificate for Common Shares of Beneficial Interest is incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on January 21, 2005 (Accession No. 0000950135-05-000247) ("Pre- Effective Amendment No. 2").

      (e) Dividend Reinvestment Plan is incorporated herein by reference to Pre-Effective Amendment No. 2.

      (f)   Not applicable.

      (g)   (1)   Investment Advisory Agreement dated January 14, 2005, filed herein.

            (2)   Expense Reimbursement Agreement filed herein.

      (h)   (1)   Form of Purchase Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

            (2) Form of Master Agreement Among Underwriters is incorporated herein by reference to Pre-Effective Amendment No. 2.

            (3) Form of Master Selected Dealers Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

      (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

      (j)   (1)   Master Custodian Agreement with Investors Bank & Trust Company dated January 14, 2005, incorporated herein by reference to Pre-Effective Amendment No. 2.

            (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
                  (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

            (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No.
                  0000940394-01-500126) and incorporated herein by reference.

      (k)   (1)   Supplement to the Transfer Agency and Services Agreement dated
                  January 14, 2005, incorporated herein by reference to Pre-Effective Amendment No. 2.

            (2) Transfer Agency and Services Agreement as amended and restated on June 16, 2003, filed as Exhibit (k)(2) to the Registration Statement of Eaton Vance Tax-Advantaged Dividend Income Fund (File Nos. 333-107050 and 811-21400) filed July 15, 2003
                  (Accession No. 0000898432-03-000638) and incorporated herein by reference.

            (3) Administration Agreement dated January 14, 2005, incorporated herein by reference to Pre-Effective Amendment No. 2.

            (4) Form of Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated filed herein.

            (5) Form of Additional Compensation Agreement with UBS Securities LLC filed herein.

      (l) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP as to Registrant's Common Shares filed herein.

      (m)   Not applicable.

      (n) Consent of Independent Registered Public Accounting Firm filed herein.

      (o)   Not applicable.

      (p)   Letter Agreement with Eaton Vance Management filed herein.

      (q)   Not applicable.

      (r) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2005 filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global Enhanced Equity Income Fund (File Nos. 333-122540, 811-21711) filed February 4, 2005
            (Accession No. 0000898432-05-000098) and incorporated herein by reference.

      (s) Power of Attorney dated January 14, 2005, incorporated herein by reference to Pre-Effective Amendment No. 2.

ITEM 26. MARKETING ARRANGEMENTS

      See Form of Purchase Agreement, incorporated herein by reference to Pre-Effective Amendment No. 2.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The approximate expenses in connection with the offering are as follows:


Registration and Filing Fees                                    $     54,142.00
                                                                ---------------
National Association of Securities Dealers, Inc. Fees                 30,500.00
New York Stock Exchange Fees                                          30,000.00
Costs of Printing and Engraving                                      265,000.00
Accounting Fees and Expenses                                          20,000.00
Legal Fees and Expenses                                              250,000.00
                                                                ===============
Total                                                           $    649,642.00
                                                                ---------------

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

      Set forth below is the number of record holders as of February 16, 2005, of each class of securities of the Registrant:

Title of Class                                         Number of Record Holders
--------------                                         ------------------------
Common Shares of Beneficial interest,
par value $0.01 per share                                          1

ITEM 30. INDEMNIFICATION

      The Registrant's By-Laws filed in the Registrant's Initial Common Shares Registration Statement contain and the form of Purchase Agreement filed in Pre-Effective Amendment No. 2 contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

      Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33. MANAGEMENT SERVICES

      Not applicable.

ITEM 34. UNDERTAKINGS

      1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

            b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust of Eaton Vance Short Duration Diversified Income Fund is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.




                  [Remainder of page left intentionally blank]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 17th day of February 2005.

                              EATON VANCE SHORT DURATION
                              DIVERSIFIED INCOME FUND

                              By:   /s/ Thomas E. Faust Jr.
                                    -------------------------------------
                                    Thomas E. Faust Jr.
                                    President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                            Date
---------                     -----                            ----
/s/ Thomas E. Faust Jr.       President and Chief Executive    February 17, 2005
-----------------------       Officer
Thomas E. Faust Jr.

/s/ James L. O'Connor         Treasurer and Principal          February 17, 2005
-----------------------       Financial and Accounting
James L. O'Connor             Officer

/s/ James B. Hawkes           Trustee                          February 17, 2005
-----------------------
James B. Hawkes

Samuel L. Hayes III*          Trustee                          February 17, 2005
-----------------------
Samuel L. Hayes

William H. Park*              Trustee                          February 17, 2005
-----------------------
William H. Park

Ronald A. Pearlman*           Trustee                          February 17, 2005
-----------------------
Ronald A. Pearlman

Norton H. Reamer*             Trustee                          February 17, 2005
-----------------------
Norton H. Reamer

Lynn A. Stout*                Trustee                          February 17, 2005
-----------------------
Lynn A. Stout

*By: /s/Alan R. Dynner.
-----------------------
Alan R. Dynner
(As Attorney-in-Fact)

                                INDEX TO EXHIBITS

(b)(3)      Amendment No. 2 to the By-Laws dated February 7, 2005

(g)(1)      Investment Advisory Agreement

(g)(2)      Expense Reimbursement Agreement

(k)(4) Form of Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated

(k)(5)      Form of Additional Compensation Agreement with UBS Securities LLC

(l) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP as to Registrant's Common Shares

(n)         Consent of Independent Registered Public Accounting Firm

(p)         Letter Agreement with Eaton Vance Management